UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

UNIQURE N.V.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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uniQure N.V.

Paasheuvelweg 25a

1105BP Amsterdam

The Netherlands

+1-339-970-7000

April 30, 2018

Dear Shareholder:

On behalf of the Board of Directors of uniQure N.V. (the “Company”), I invite you to attend our 2018 Annual General Meeting of Shareholders (the “2018 Annual Meeting”).  The 2018 Annual Meeting will be held on June 13, 2018, at 9:30 a.m., Central European Summer Time at the Company’s principal executive offices located at Paasheuvelweg 25a, 1105BP Amsterdam, the Netherlands.

The matters to be voted upon at the 2018 Annual Meeting are listed in the Notice of the 2018 Annual Meeting and are more fully described in the proxy statement accompanying this letter (the “Proxy Statement”).

At the 2018 Annual Meeting, you will be provided an opportunity to ask questions regarding the matters to be voted upon, gain an up-to-date perspective on the Company and its activities, and meet the directors of the Company.

We have opted to provide our materials pursuant to the full set delivery option in connection with the 2018 Annual Meeting. Under the full set delivery option, a company delivers all proxy materials to its shareholders. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include this Notice of Annual Meeting of Shareholders, Proxy Statement, proxy card and the Annual Report on Form 10-K. These materials are available free of charge at http://www.edocumentview.com/QURE and, if you are a registered holder, you may vote at http://www.investorvote.com/QURE. Further instructions for accessing the proxy materials and voting are described in the Notice of the 2018 Annual Meeting and the Proxy Statement.  Your vote is very important.  Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold.  If you are a shareholder of record, you may vote over the Internet, by telephone or by completing, signing, dating and mailing the accompanying proxy card in the return envelope. If mailing the proxy card within the United States, no additional postage is required. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote in person if you decide to attend the 2018 Annual Meeting, provided you have notified the Company of your intention to attend the meeting no later than June 11, 2018.  If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so.  In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

Thank you for your continuing interest in the Company. We look forward to seeing you at the 2018 Annual Meeting.

If you have any questions about the Proxy Statement, please contact investor relations at investors@uniQure.com.

Sincerely,

/s/ Matthew Kapusta
Matthew Kapusta
Chief Executive Officer, interim Chief Financial Officer and Executive Director

uniQure N.V.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

June 13, 2018

To the Shareholders of uniQure N.V.:

Notice is hereby given that the 2018 Annual General Meeting of Shareholders (the “2018 Annual Meeting”) of uniQure N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Company,”, “uniQure,” and “we”), will be held on June 13, 2018, at 9:30 a.m., Central European Summer Time, at the Company’s principal executive offices located at Paasheuvelweg 25a, 1105BP Amsterdam, the Netherlands for the following purposes:

I.	Opening and announcements
II.	Report on the financial year 2017 (for discussion only)
III.	Explanation of the application of the remuneration policy (for discussion only)
IV.	Discussion of the new Dutch Corporate Governance Code (for discussion only)
V.	Adoption of the 2017 Dutch statutory annual accounts and treatment of the results (voting proposal no. 1)
VI.	Discharge of the members of the Board of Directors (voting proposal no. 2)
VII.	Board Appointments (voting proposals no. 3, no. 4 and no. 5):
a) reelection of Philip Astley-Sparke as non-executive director;
b) election of Robert Gut as non-executive director;
c) election of David Meek as non-executive director;
VIII.	Amendment to the 2014 Restated Plan (voting proposal no. 6)
IX.	Designate the Board as the competent body to issue Ordinary Shares and options and to exclude preemptive rights under the 2014 Restated Plan (voting proposal no. 7)
X.	Approval of the employee share purchase plan (voting proposal no. 8)
XI.	Renew the designation of the Board as the competent body to issue Ordinary Shares and options and to limit or exclude preemptive rights (voting proposal no. 9)
XII.	Reauthorize the Board to repurchase Ordinary Shares (voting proposal no. 10)
XIII.	Reappointment of PricewaterhouseCoopers Accountants N.V. as external auditors of the Company for the financial year 2018 (voting proposal no. 11)
XIV.	Any other business
XV.	Closing of the meeting

Our Board of Directors (our “Board”) recommends that you vote “FOR” each of the voting proposals noted above.

A number of the agenda items are presented to the 2018 Annual Meeting as a result of our Company being organized under the laws of the Netherlands. Several matters that are within the authority of the Board under the corporate laws of most U.S. states require shareholder approval under Dutch law. Additionally, Dutch corporate governance provisions require certain discussion topics for annual general meeting of shareholders upon which shareholders do not vote.

The Board has fixed the close of business Eastern Time on May 16, 2018 as the record date and, therefore, only the Company’s shareholders of record at the close of business Eastern Time on May 16, 2018 are entitled to receive this notice (this “Notice”) and to vote at the 2018 Annual Meeting and any adjournment thereof.

Only shareholders who have given notice in writing to the Company by June 11, 2018 of their intention to attend the 2018 Annual Meeting in person are entitled to attend the 2018 Annual Meeting in person. The conditions for attendance at the 2018 Annual Meeting are as follows:

1.                                      Shareholders of record (“Registered Shareholders”) must (i) notify the Company of their intention to attend the 2018 Annual Meeting by submitting their name and the number of registered shares held by them through the

Company’s email address at investors@uniQure.com no later than June 11, 2018 and (ii) bring a form of personal picture identification to the 2018 Annual Meeting; and

2.                                      Holders of shares held in street name (“Beneficial Holders”) must have their financial intermediary, agent or broker with whom the shares are on deposit issue a proxy to them which confirms they are authorized to take part in and vote at the 2018 Annual Meeting. These Beneficial Holders must (i) notify the Company of their intention to attend the 2018 Annual Meeting by submitting their name and the number of shares beneficially owned by them through the Company’s email address at investors@uniQure.com no later than June 11, 2018, (ii) bring an account statement or a letter from the record holder indicating that you owned the shares as of the record date to the 2018 Annual Meeting, (iii) bring the proxy issued to them by their financial intermediary to the 2018 Annual Meeting and (iv) bring a form of personal picture identification to the 2018 Annual Meeting.

A proxy statement more fully describing the matters to be considered at the 2018 Annual Meeting (the “Proxy Statement”) is attached to this Notice.  Copies of our Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report on Form 10-K”), including our financial statements and notes thereto, as filed with the Securities and Exchange Commission, accompany this Notice, but are not deemed to be part of the Proxy Statement.

We have opted to provide our materials pursuant to the full set delivery option in connection with the 2018 Annual Meeting. Under the full set delivery option, a company delivers all proxy materials to its shareholders. This delivery can be by mail or, if a shareholder has previously agreed, by e-mail. In addition to delivering proxy materials to shareholders, a company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include this Notice of Annual Meeting of Shareholders, Proxy Statement, proxy card and the Annual Report on Form 10-K. These materials are available free of charge at http://www.edocumentview.com/QURE.

Our 2017 Dutch statutory annual accounts are available on our website at www.uniqure.com.

If you do not plan on attending the 2018 Annual Meeting and if you are a Registered Shareholder, please vote via the Internet or, if you are a Beneficial Holder, please submit the voting instruction form you receive from your broker or nominee as soon as possible so your shares can be voted at the meeting.  You may submit your voting instruction form by mail.  If you are a Registered Shareholder, you also may vote by telephone or by submitting a proxy card by mail.  If you are a Beneficial Holder, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you also may have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone.  Follow the instructions on the voting instruction form you receive from your broker or nominee.  You do not need to affix postage to the enclosed reply envelope if you mail it within the United States.  If you attend the meeting, you may withdraw your proxy and vote your shares personally.

All proxies submitted to us will be tabulated by Computershare. All shares voted by Registered Shareholders present in person at the 2018 Annual Meeting will be tabulated by the secretary designated by the chairman of the 2018 Annual Meeting.

All shareholders are extended an invitation to attend the 2018 Annual Meeting.

By Order of the Board of Directors,

/s/ Matthew Kapusta
Matthew Kapusta
Chief Executive Officer, interim Chief Financial Officer and Executive Director
April 30, 2018

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 13, 2018

The Proxy Statement, Proxy Card, and our 2017 Annual Report on Form 10-K are available at

http://www.edocumentview.com/QURE

and, together with the Dutch 2017 annual statutory accounts, on our website at http://www.uniqure.com.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

AGENDA ITEM I—OPENING AND ANNOUNCEMENTS

AGENDA ITEM II REPORT ON FINANCIAL YEAR 2017

AGENDA ITEM III —EXPLANATION OF THE APPLICATION OF THE REMUNERATION POLICY

AGENDA ITEM IV—DISCUSSION OF THE NEW DUTCH CORPORATE GOVERNANCE CODE

AGENDA ITEM V VOTING PROPOSAL NO. 1 —ADOPTION OF THE 2017 DUTCH STATUTORY ANNUAL ACCOUNTS AND TREATMENT OF THE RESULTS

AGENDA ITEM VI VOTING PROPOSAL NO. 2—DISCHARGE OF THE MEMBERS OF THE BOARD

AGENDA ITEM VII VOTING PROPOSAL NO. 3, NO. 4 AND NO. 5 — BOARD APPOINTMENTS

AGENDA ITEM VIII VOTING PROPOSAL NO. 6 — AMENDMENT OF THE 2014 RESTATED PLAN

AGENDA ITEM IX VOTING PROPOSAL NO. 7 — DESIGNATION OF THE BOARD AS THE COMPETENT BODY TO ISSUE ORDINARY SHARES AND OPTIONS AND TO EXCLUDE PREEMPTIVE RIGHTS UNDER THE 2014 RESTATED PLAN

AGENDA ITEM X VOTING PROPOSAL NO. 8 — APPROVAL OF EMPLOYEE SHARE PURCHASE PLAN

AGENDA ITEM XI VOTING PROPOSAL NO. 9—RENEW THE DESIGNATION OF THE BOARD AS THE COMPETENT BODY TO ISSUE ORDINARY SHARES AND OPTIONS AND TO LIMIT OR EXCLUDE PREEMPTIVE RIGHTS

AGENDA ITEM XII VOTING PROPOSAL NO. 10—REAUTHORIZATION OF THE BOARD TO REPURCHASE ORDINARY SHARES

AGENDA ITEM XIII VOTING PROPOSAL NO. 11—REAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AGENDA ITEM XIV—ANY OTHER BUSINESS

AGENDA ITEM XV—CLOSING OF THE MEETING

CORPORATE GOVERNANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END (2017)

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

REPORT OF THE AUDIT COMMITTEE

GENERAL MATTERS

NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in the following proxy statement for the 2018 Annual General Meeting of Shareholders are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and are subject to the safe harbor created by those sections. Forward-looking statements are based on our current expectations of future events, and are generally identified by words such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions or future dates. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied. The most significant factors known to us that could materially adversely affect our business, operations, industry, financial position or future financial performance are described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 14, 2018, in “Part I, Item 1A, Risk Factors,” which is being provided to you together with this proxy statement. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made, and should recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described in our Annual Report on Form 10-K, including in “Part I, Item 1A. Risk Factors,” as well as others that we may consider immaterial or do not anticipate at this time. The risks and uncertainties described in our Annual Report on Form 10-K are not exclusive and further information concerning our company and our businesses, including factors that potentially could materially affect our operating results or financial condition, may emerge from time to time. We undertake no obligation to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. We advise you, however, to consult any further disclosures we make on related subjects in our future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we file with or furnish to the SEC.

uniQure N.V.

Paasheuvelweg 25a

1105BP Amsterdam

The Netherlands

+1-339-970-7000

PROXY STATEMENT FOR THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on June 13, 2018 at 9:30 a.m., Central European Summer Time

This proxy statement (the “Proxy Statement”), which includes the explanatory notes to the agenda for the 2018 Annual General Meeting of Shareholders (the “2018 Annual Meeting”), and the accompanying proxy card (the “Proxy Card”), are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of uniQure N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Company,” “uniQure” or “we”), for the 2018 Annual Meeting.  The 2018 Annual Meeting will be held at 9:30 a.m. Central European Time, on June 13, 2018, and at any adjournment thereof, at the Company’s principal executive offices, Paasheuvelweg 25a, 1105BP Amsterdam, the Netherlands.

The approximate date on which the Proxy Statement and Proxy Card are intended to be first sent or given to the Company’s shareholders (each a “Shareholder”, and collectively, the “Shareholders”) is May 16, 2018.

The purposes of the 2018 Annual Meeting are to discuss and vote on the following:

I.	Opening and announcements
II.	Report on the financial year 2017 (for discussion only)
III.	Explanation of the application of the remuneration policy (for discussion only)
IV.	Discussion of the new Dutch Corporate Governance Code (for discussion only)
V.	Adoption of the 2017 Dutch statutory annual accounts and treatment of the results (voting proposal no. 1)
VI.	Discharge of the members of the Board of Directors (voting proposal no. 2)
VII.	Board Appointments (voting proposals no. 3, no. 4 and no. 5):
	a)	reelection of Philip Astley-Sparke as non-executive director;
	b)	election of Robert Gut as non-executive director;
	c)	election of David Meek as non-executive director;
VIII.	Amendment to the 2014 Restated Plan (voting proposal no. 6)
IX.	Designate the Board as the competent body to issue Ordinary Shares and options and to exclude preemptive rights under the 2014 Restated Plan (voting proposal no. 7)
X.	Approval of the employee share purchase plan (voting proposal no. 8)
XI.	Renew the designation of the Board as the competent body to issue Ordinary Shares and options and to limit or exclude preemptive rights (voting proposal no. 9)
XII.	Reauthorize the Board to repurchase Ordinary Shares (voting proposal no. 10)
XIII.	Reappointment of PricewaterhouseCoopers Accountants N.V. as external auditors of the Company for the financial year 2018 (voting proposal no. 11)
XIV.	Any other business
XV.	Closing of the meeting

Who May Vote

Shareholders of record of our ordinary shares (the “Ordinary Shares”) as of the close of business Eastern Time on May 16, 2018 (the “Record Date”) are entitled to receive notice and to vote at the 2018 Annual Meeting and any adjournment thereof.  On March 31, 2018, we had issued and outstanding 31,771,816 Ordinary Shares.  We have no other securities entitled to vote at the 2018 Annual Meeting.  Each Ordinary Share is entitled to one vote on each matter. There is no cumulative voting.

A list of Shareholders entitled to vote at the 2018 Annual Meeting will be available at the 2018 Annual Meeting and will also be available for ten (10) days prior to the 2018 Annual Meeting, during regular office hours, at the principal executive offices of the Company, located at Paasheuvelweg 25a, 1105BP Amsterdam, the Netherlands, by contacting investor relations.

Each matter proposed by the Board shall be adopted by a simple majority of the votes cast at the 2018 Annual Meeting. Under the Company’s Articles of Association and the Nasdaq rules, the presence at the 2018 Annual Meeting of 33 1/3% of the outstanding Ordinary Shares, represented in person or by proxy, is required for a quorum.  “Abstentions” and “broker non-votes,” if any, will be counted as present and entitled to vote for purposes of determining whether a quorum is present for the transaction of business at the meeting.

“Broker non-votes” are shares represented at the 2018 Annual Meeting held by brokers, bankers or other nominees (i.e., in “street name”) and are not voted on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, brokerage firms may vote to ratify the selection of independent auditors and on other “discretionary” or “routine” items. In contrast, brokerage firms may not vote to elect directors, because those proposals are considered “non-discretionary” items. Accordingly, if you do not instruct your broker how to vote your shares on “non-discretionary” matters, your broker will not be permitted to vote your shares on these matters.  This is a “broker non- vote.”

Methods of Voting

If you were a record holder of Ordinary Shares on May 16, 2018, you may vote as follows:

•                  By Internet.  Access the website of the Company’s tabulator, Computershare, at: http://www.investorvote.com/QURE, using the voter control number printed on the furnished proxy card.  Your shares will be voted in accordance with your instructions.  You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message.  If you vote on the Internet, you also may request electronic delivery of future proxy materials.

•                  By Telephone.  Call 1-800-652-8683 toll-free from the U.S., U.S. territories and Canada and follow the instructions on the enclosed proxy card.  Your shares will be voted in accordance with your instructions.  You must specify how you want your shares voted or your telephone vote cannot be completed. You must have the control number that is included on the proxy card when voting.

•                  By Mail.  Complete and mail a proxy card in the enclosed postage prepaid envelope to the address provided.  Your proxy will be voted in accordance with your instructions.  If you are mailed or otherwise receive or obtain a proxy card, and you choose to vote by telephone or by Internet, you do not have to return your proxy card.

•                  In Person at the Meeting.  If you attend the 2018 Annual Meeting, be sure to bring a form of personal picture identification with you. You may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at the meeting.  Directions to the Annual Meeting are available by contacting Investor Relations at , uniQure N.V., Paasheuvelweg 25a, 1105BP Amsterdam, the Netherlands, telephone number +1-339-970-7000, email investors@uniQure.com.

If your Ordinary Shares are held in street name (held for your account by a broker or other nominee) at the close of business Eastern Time on May 16, 2018, you may vote:

•                  By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.

•                  By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•                  In Person at the Meeting. If you attend the meeting, in addition to picture identification, you should bring an account statement or a letter from the record holder indicating that you owned the shares as of the record date, and contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting.

Board’s Recommendations

The Board recommends a vote:

•                  Voting Proposal No. 1: “FOR” adoption of the 2017 Dutch statutory annual accounts and treatment of the results.

•                  Voting Proposal No. 2: “FOR” discharge of the members of the Board.

•                  Voting Proposal No. 3: “FOR” reelection of Philip Astley-Sparke as a non-executive director.

•                  Voting Proposal No. 4: “FOR” election of Robert Gut as a non-executive director.

•                  Voting Proposal No. 5: “FOR” election of David Meek as a non-executive director.

•                  Voting Proposal No. 6: “FOR” the amendment to the 2014 Restated Plan.

•                  Voting Proposal No. 7: “FOR” designating the Board as the competent body to issue Ordinary Shares and options and to exclude preemptive rights under the 2014 Restated Plan.

•                  Voting Proposal No. 8: “FOR” the approval of the employee share purchase plan.

•                  Voting Proposal No. 9: “FOR” renewing the designation of the Board as the competent body to issue Ordinary Shares and options and to limit or exclude preemptive rights.

•                  Voting Proposal No. 10: “FOR” reauthorization of the Board to repurchase Ordinary Shares.

•                  Voting Proposal No. 11: “FOR” reappointment of PricewaterhouseCoopers Accountants N.V. as the Company’s independent registered public accounting firm for the financial year 2018.

Voting by Proxy

The Ordinary Shares represented by any proxy duly given will be voted at the 2018 Annual Meeting in accordance with the instructions of the Shareholder.  You may vote “FOR” or “AGAINST” or “ABSTAIN” from each of the proposals. If no specific instructions are given, the shares will be voted “FOR” the voting proposals described in this Proxy Statement.  In addition, if any other matters come before the 2018 Annual Meeting, the persons named in the accompanying Proxy Card will vote in accordance with their best judgment with respect to such matters.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted.  Such revocation may be effected in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of Investor Relations at the address of our principal executive office set forth above, or by your attendance and voting in person at the 2018 Annual Meeting or any adjournment thereof.  Unless so revoked, the shares represented by a proxy, if received in time, will be voted in accordance with the directions given therein.

If the 2018 Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the 2018 Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the 2018 Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn).

You are requested, regardless of the number of shares you own or your intention to attend the 2018 Annual Meeting, to vote as soon as possible by proxy.  You do not need to affix postage to the enclosed reply envelope if you mail it within the United States.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, by electronic mail or by phone through agents of the Company.  Additionally, the employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally, by telephone, electronic mail, facsimile or mail.  The Company will also reimburse banks, brokers or other institutions for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2017 Annual Report on Form 10-K (including the financial statements and schedules thereto) as filed with the Securities and Exchange Commission (the “SEC”) (the “2017 Annual Report”) and this Proxy Statement will be delivered to an address where two or more Shareholders reside unless we have received contrary instructions from a Shareholder residing at such address.  A separate Proxy Card will be delivered to each Shareholder at the shared address.

If you are a Shareholder who lives at a shared address and you would like additional copies of the 2017 Annual Report, the Proxy Statement, or any future annual reports or proxy statements, please contact Investors Relations, uniQure N.V., Paasheuvelweg 25a, 1105BP Amsterdam, the Netherlands, telephone number +1-339-970-7000, email investors@uniQure.com, and we will promptly mail you copies.  This Proxy Statement and the 2017 Annual Report are also available at http://www.edocumentview.com/QURE.  If you are receiving multiple copies of this Proxy Statement and 2017 Annual Report at your household and wish to receive only one, please contact Investor Relations at the mailing address, phone number or email address listed above.

Voting Results

The preliminary voting results will be announced at the 2018 Annual Meeting. The final results will be disclosed in a Current Report on Form 8-K within four days after the meeting date.

Status as an “emerging growth company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups (JOBS) Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering in February 2014, (b) in which we have total annual gross revenue of at least $1.0 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Contact for Additional Questions

If you hold your shares directly, please contact Investor Relations at uniQure N.V., Paasheuvelweg 25a, 1105BP Amsterdam, the Netherlands, telephone number +1-339-970-7000, email investors@uniQure.com. If your shares are held in street name, please use the contact information provided on your voting instruction form or contact your broker or nominee holder directly.

AGENDA ITEM I—OPENING AND ANNOUNCEMENTS

The Chairman will open the 2018 Annual Meeting and make any announcements.

AGENDA ITEM II —REPORT ON THE FINANCIAL YEAR 2017

This item is for discussion only.

Under this agenda item, the Board will discuss the business and results of operations of the Company as contained in the Dutch statutory annual report for the year December 31, 2017 (the “2017 Dutch Statutory Annual Report”). Our 2017 Dutch Statutory Annual Report includes our consolidated financial statements for the year ended December 31, 2017, for the uniQure N.V. group, which are comprised of the consolidated statements of financial position, consolidated statements of profit or loss and other comprehensive income, consolidated statements of changes in equity and consolidated statements of cash flows with explanatory notes thereto prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the European Union, as well as stand-alone Company-only financial statements of uniQure N.V. for the year ended December 31, 2017, comprising uniQure N.V.’s Company-only statement of financial position and the Company-only statement of profit and loss with explanatory notes thereto prepared in accordance with Book 2 of the Dutch Civil Code (together “2017 Dutch Statutory Annual Accounts”), as well as the Report of the Board of Directors.

In accordance with the Dutch Corporate Governance Code, the contents of the corporate governance chapter in the 2017 Dutch Annual Report, including the Company’s compliance with the Dutch Corporate Governance Code, will also be submitted for discussion.

AGENDA ITEM III —EXPLANATION OF THE APPLICATION OF THE REMUNERATION POLICY

This item is for discussion only.

Under this agenda item and in accordance with the Dutch Civil Code, an explanation will be provided on how the Company’s remuneration policy was applied in fiscal year 2017.

AGENDA ITEM IV — DISCUSSION OF THE NEW DUTCH CORPORATE GOVERNANCE CODE

This item will be discussed.

On December 8, 2016 the Dutch Monitoring Committee Corporate Governance Code published a revised version of the Dutch Corporate Governance Code, which subsequently came into force as of the financial year starting on or after 1 January 2017. Upon recommendation of the Monitoring Committee, the implementation of and compliance with the Dutch Corporate Governance Code is discussed on the basis of the information provided by the Company in the 2017 Dutch Annual Report. The 2017 Dutch Annual Report has also been made available at the Company’s website: www.uniqure.com at the time notice of this meeting was given.

The Company now qualifies as a domestic filer under the SEC rules and in due course may also qualify as a large accelerated filer thereunder. The Board may consider terminating compliance with the Dutch Corporate Governance Code once the Company qualifies as a large accelerated filer under the SEC rules.

AGENDA ITEM V
VOTING PROPOSAL NO. 1 —ADOPTION OF THE 2017 DUTCH STATUTORY ANNUAL ACCOUNTS
 AND TREATMENT OF THE RESULTS

As a public limited liability corporation (namenslooze vennopschaap) incorporated under the laws of the Netherlands, we are required by both Dutch law and our Articles of Association to prepare the Dutch statutory annual accounts and submit them to our shareholders for confirmation and adoption. Our 2017 Dutch Statutory Annual Accounts differ from the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017, that were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and filed with the SEC. The 2017 Dutch Statutory Annual Accounts contain some disclosures that are not required under U.S. GAAP and not contained in our 2017 Annual Report on Form 10-K.

A copy of our 2017 Dutch Statutory Annual Accounts is available on our website at www.uniqure.com or may be obtained by contacting Investor Relations at investors@uniQure.com or, telephone number +1-339-970-7000.

Due to the international nature of our business and pursuant to a prior shareholder authorization, our 2017 Dutch Statutory Annual Accounts have been prepared in the English language.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares, present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, is required to approve Voting Proposal No. 1.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF OUR DUTCH STATUTORY ANNUAL ACCOUNTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017.

AGENDA ITEM VI
VOTING PROPOSAL NO. 2— DISCHARGE OF THE MEMBERS OF THE BOARD

At the 2018 Annual Meeting, as contemplated by Dutch law and as is typical for Dutch registered companies, our Shareholders will be asked to grant discharge of liability of the members of our Board in office for the management and conducted policy during the 2017 financial year insofar as the exercise of such duties is reflected in the 2017 Dutch Statutory Annual Report or otherwise disclosed to the 2018 Annual Meeting.

If our Shareholders approve to grant discharge of liability, the members of our Board will not be liable to our Company for actions that such directors took on behalf of our Company in the exercise of their duties in 2017 and as reflected in the 2017 Dutch Statutory Annual Report or otherwise disclosed to the 2018 Annual Meeting.  Therefore, this release does not apply to matters that were not previously disclosed to our Shareholders.  This release also is subject to the provisions of Dutch law relating to liability upon commencement of bankruptcy or other insolvency proceedings.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares, present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, is required to approve Voting Proposal No. 2.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE GRANT OF DISCHARGE OF LIABILITY OF THE MEMBERS OF OUR BOARD IN OFFICE DURING THE FISCAL YEAR ENDED DECEMBER 31, 2017 FOR THE MANAGEMENT AND CONDUCTED POLICY DURING OUR FISCAL YEAR ENDED DECEMBER 31, 2017 INSOFAR AS THE EXERCISE OF SUCH DUTIES IS REFLECTED IN THE DUTCH STATUTORY ANNUAL REPORT OR DISCLOSED TO THE 2018 ANNUAL MEETING.

AGENDA ITEM VII
 VOTING PROPOSAL NO. 3, NO. 4 AND NO. 5 — BOARD APPOINTMENTS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company.  It selects the Company’s senior management, delegates authority for the conduct of the Company’s day-to-day operations to those senior managers, and monitors their performance.  Members of the Board are kept informed of the Company’s business by, among other things, participating in Board and Committee meetings and by reviewing analyses and reports provided to them.

The Board is currently made up of seven directors.  The term of office of one non-executive director, Philip Astley-Sparke, is scheduled to expire on the date of the 2018 annual meeting (the “2018 Annual Meeting”); the term of office of one executive director, Matthew Kapusta, is scheduled to expire on the date of the 2019 annual meeting (the “2019 Annual Meeting”); the term of office of four non-executive directors, Jack Kaye, David Schaffer, Madhavan Balachandran and Jeremy Springhorn, is scheduled to expire on the date of the 2020 annual meeting (the “2020 Annual Meeting”); and the term of office of one non-executive director, Paula Soteropoulos, is scheduled to expire on the date of the 2021 annual meeting (the “2021 Annual Meeting”).  All directors will hold office for a maximum term of four years, or until their earlier death, resignation, removal or disqualification. Our Articles of Association do not require the terms of the directors be staggered.

The Board has nominated Philip Astley-Sparke for reelection to the Board, to serve until the 2021 annual general meeting of shareholders or until his earlier death, resignation, removal or disqualification. The Board has also nominated Robert Gut for election to the Board, to serve until the 2021 annual general meeting of shareholders or until his earlier death, resignation, removal or disqualification. The Board has also nominated David Meek for election to the Board, to serve until the 2021 annual general meeting of shareholders or until his earlier death, resignation, removal or disqualification.

The Board of Directors recommends a vote “FOR” the election of each of the nominees listed below.

The names, positions with the Company and ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position	Director Since
Philip Astley-Sparke	46	Chairman, Non-Executive Director	2015
Robert Gut, M.D., Ph.D.	54	N/A	N/A
David Meek	54	N/A	N/A

PHILIP ASTLEY-SPARKE.  Philip Astley-Sparke, age 46, has served as a member of our Board since June 2015 and as chairman since 2016. He was previously president of uniQure Inc. from January 2013 until February 2015 and was responsible for building uniQure’s U.S. infrastructure. Mr. Astley-Sparke is currently Executive Chairman and co-founder of Replimune Group, Inc., a company developing second-generation oncolytic vaccines. Mr. Astley-Sparke served as vice president and general manager at Amgen, Inc. (NASDAQ: AMGEN), a biopharmaceutical company, until December 2011, following Amgen’s acquisition of BioVex Group, Inc., a biotechnology company, in March 2011. Mr. Astley-Sparke had been President and Chief Executive Officer of BioVex Group, which developed the first oncolytic vaccine to be approved in the western world following the approval of Imlygic in 2015. He oversaw the company’s relocation to the U.S. from the UK in 2005. Prior to BioVex, Mr. Astley-Sparke was a healthcare investment banker at Chase H&Q/Robert Fleming and qualified as a Chartered Accountant with Arthur Andersen in London. Mr Astley-Sparke has been a venture partner at Forbion Capital Partners, a life sciences venture capital fund, since May 2012 and serves as Chairman of the Board of Oxyrane, a biotechnology company. We believe that Mr. Astley-Sparke is qualified to serve as a non-executive director due to his expertise and experience in the biotechnology industry.

ROBERT GUT, M.D., PH.D. Dr. Robert Gut, age 54, has nearly 20 years of experience in the biopharmaceutical industry leading clinical development and medical affairs activities in hematology and other therapeutic areas. For the majority of his career, Dr. Gut served as Vice President, Clinical Development & Medical Affairs at Novo Nordisk Inc., where he headed the company’s U.S. Biopharm Medical organization with leading products in hemophilia, endocrinology and women’s health (NovoSeven®, Norditropin® and Vagifem®), totaling approximately $1.6 billion in U.S. revenue. Over past years, Dr. Gut’s contributions have helped achieve six FDA product approvals and three new product indications. Dr. Gut has supported the launch of nine new products, overseeing medical activities including medical science liaison team building and health economics and outcomes research. He has also served as a member of the Advisory Committees for Reproductive Health Drugs and Drug Safety and Risk Management for the FDA’s Center for Drug Evaluation and Research. Dr. Gut was appointed the Chief Medical Officer of Versartis, Inc. in September 2017 and received his Doctor of Medicine degree from the Medical University of Lublin, and his Doctorate degree from Lublin Institute of Medicine, Poland. He attended numerous postgraduate programs at Wharton, Stanford and Harvard Business School.

DAVID MEEK. David Meek, age 54, has over 25 years of experience in the pharmaceutical industry where he has held various global executive positions in major pharmaceutical and biotechnology companies.  Mr. Meek was appointed CEO of Ipsen in July 2016 and also serves on the Board of Directors. Prior to joining Ipsen, he was Executive Vice-President and President of the oncology division of Baxalta. Mr. Meek also spent 8 years at Novartis as a global franchise head, CEO of Novartis Canada, and region head of oncology for northern, central and Eastern Europe.  He also spent 14 years at Johnson & Johnson and Janssen Pharmaceutica, where he held a variety of senior U.S. sales and marketing positions. Mr. Meek holds a B.A. in Management from the University of Cincinnati.

Neither Dr. Gut nor Mr. Meek have previously served as a director or executive officer of the Company.

If elected, the terms of office for Mr. Astley-Sparke, Dr. Gut and Mr. Meek will expire on the date of the 2021 annual general meeting of shareholders.

Based upon information requested from and provided by each nominee for director concerning their background, employment and affiliations, including family relationships, our Board has determined that each of Mr. Astley-Sparke, Dr. Gut and Mr. Meek has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards of the Nasdaq rules and the SEC.

If the 2018 Annual Meeting approves the appointment of Dr. Gut to the Board, the Board plans to appoint him to serve on the Compensation Committee.

For information as to the Ordinary Shares held by Mr. Astley-Sparke, see “Security Ownership of Certain Beneficial Owners and Management.” Neither Dr. Gut or Mr. Meek hold Ordinary Shares or options to purchase Ordinary Shares of the Company.

There are no arrangements or understandings between the nominees, directors or executive officers and any other person pursuant to which our nominees, directors or executive officers have been selected for their respective positions.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares, present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, is required to elect each director nominee. Each proposed non-executive director appointment is considered a separate voting item under Dutch law.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE NOMINEES FOR DIRECTOR.

AGENDA ITEM VIII

VOTING PROPOSAL NO. 6 — AMENDMENT OF THE 2014 RESTATED PLAN

The latest amendment of the 2014 Restated Plan was approved by the Company’s general meeting of shareholders on June 15, 2016. The purpose of the 2014 Restated Plan is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the group and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders. Pursuant to the 2014 Restated Plan, the Company may grant incentive share options, non-statutory share options, share appreciation rights, restricted share awards, restricted share units and other share-based awards. Under the 2014 Restated Plan, the maximum number of Ordinary Shares available is currently limited to 5,601,471. As of March 31, 2018, 823,897 Ordinary Shares remain available for grant under the 2014 Restated Plan.

Summary of 2014 Restated Plan

Pursuant to the 2014 Restated Plan, the Company may grant incentive share options, non-statutory share options, share appreciation rights, restricted share awards, restricted share units and other share-based awards. This summary is not intended to be complete and is qualified in its entirety by the 2014 Restated Plan filed as Exhibit 10.1 to our Form 10-K for the year ended December 31, 2017.

Share Options

The Board may grant options to purchase Ordinary Shares and determine the number of Ordinary Shares to be covered by each option, the exercise price of each option and the conditions and limitations applicable to the exercise of each option, including conditions relating to applicable securities laws, as it considers necessary or advisable. The Board shall establish the exercise price of each option and specify the exercise price in the applicable option agreement which shall be not less than 100% of the fair market value per ordinary share on the date the option is granted. Share options are granted on the date of grant and, except for certain grants made to non-executive directors, vest over a period of four years, the first 25% vests after one year from the initial grant date and the remainder vests in equal quarterly instalments, over years two, three and four. Certain grants to non-executive directors vest in full after one year. Any options that vest must be exercised by the tenth anniversary of the initial grant date, or within six months of ceasing to be an employee of the Company or otherwise being eligible to participate in the plan.

Restricted Share Units (“RSU”)

The Board may grant awards entitling the recipient to receive Ordinary Shares or cash to be delivered at the time such award vests. Restricted share units granted by the Company vest over one – three years. This includes grants made to non-executive directors vesting on the first anniversary of the grant date, grants offered as a retention element as part of the Company’s November 2016 restructuring, which vest after 15 – 26 months as well as grants vesting in equal annual instalments after the first, second and third anniversary of the grant date or in full on the third anniversary of the grant date. All of the above vesting is subject to the participant continuing to be employed by the Company or otherwise being eligible to participate in the plan.

Performance Share Units (“PSU”)

The Board may grant awards linked to specific performance criteria as determined by the Board and which will be earned based on the actual achievement of this specific criteria during the performance period, typically one year following the date of grant (known as the performance period), as determined by the Board.  The vesting period applicable to the PSUs will be set by the Board at the time of grant and is typically three years following the date of the grant.  Upon vesting of the PSUs, shares are automatically granted to the grantee.

Eligibility and Participation

All of the Company’s employees, executive directors and non-executive directors, as well as consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8, or any successor form) are eligible to be granted awards under the Plan. Eligibility to participate in the Plan shall be determined at the sole discretion of the Board.

Termination of Status

The Board shall determine the effect on an award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant, or the participant’s legal representative, conservator, guardian or other designated beneficiary, may exercise rights under the award.

Acceleration

The Board may at any time provide that any award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

Reorganization Event

In connection with a Reorganization Event (as defined in the 2014 Restated Plan) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding awards that are not exercised or paid at the time of the Reorganization Event shall be assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). Unless the award agreement provides otherwise, if a participant’s employment or other service is terminated by the Company without cause (as determined by the Board) upon or within 12 months following a Reorganization Event, the participant’s outstanding awards shall become fully exercisable and any restrictions on such awards shall lapse as of the date of such termination; provided that if the restrictions on any such awards is based, in whole or in part, on performance, the applicable award agreement shall specify how the portion of the award that becomes vested shall be calculated in this situation.

In connection with a Reorganization Event, if all outstanding awards are not assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Board may take a number of different actions as detailed by the 2014 Restated Plan.

The Board has decided, in accordance with the discretion granted to it under the 2014 Restated Plan, that equity awards will vest in their entirety upon a Reorganization Event. Currently, all outstanding equity awards will vest on a Reorganization Event.

Tax Withholding

The participant must satisfy all applicable Dutch, United States and other applicable national, federal, state, and local or other income, national insurance, social and employment tax withholding obligations before the Company will deliver or otherwise recognize ownership of Ordinary Shares under an award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an award or approved by the Board in its sole discretion, a participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Ordinary Shares, including shares retained from the award creating the tax obligation, valued at their fair market value; provided, however, except as otherwise provided by the Board, that the total tax withholding where shares are being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for Dutch, United States and other applicable national, federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Summary of Proposed Changes to the 2014 Restated Plan

It is now proposed to increase the equity incentive pool under the 2014 Plan in order to provide adequate incentives for new and existing employees, the executive director, non-executive directors, consultants and advisors in light of the significant growth of the group’s operations and staff to support the Company’s development programs. The amendment to the 2014 Restated Plan, if approved, will increase the authorized number of Ordinary Shares available by 3,000,000.

The material provisions of the amendment to the 2014 Restated Plan are summarized above. This description is not intended to complete and is qualified in its entirety by the Plan amendment, a copy of which is attached as Appendix A to this Proxy.

Historical Granting Practices

The Company’s granting practice during the years ended December 31, 2015, 2016 and 2017 was as follows:

Year	Options		RSU		PSU	Total
2015	766,500	(1),(2)	0		0	766,500
2016	1,024,448	(3)	358,678		173,124	1,556,250
2017	1,295,350	(4)	427,870	(5)	578,510	2,301,450

Total	3,086,268		786,548		751,634	4,624,450

(1)                                 Including new hire inducement awards to purchase 200,000 Ordinary Shares outside the 2014 Restated Plan;

(2)                                 Excluding the new hire inducement award to our former CEO Dan Soland to purchase 800,000 Ordinary Shares outside the 2014 Restated Plan;

(3)                                 Including new hire inducement awards to purchase 125,000 Ordinary Shares outside the 2014 Restated Plan;

(4)                                 Including new hire inducement awards to purchase 300,000 Ordinary Shares outside the 2014 Restated Plan;

(5)                                 Including new hire inducement awards for 175,000 Ordinary Shares outside the 2014 Restated Plan.

The above grants include the following grants made to the Board:

Year	Options	RSU	PSU	Total
2015	200,000	—	—	200,000
2016	145,000	25,000	84,624	254,624
2017	275,000	255,000	209,625	739,625

Total	620,000	280,000	294,249	1,194,249

Rationale for Proposal to Increase Authorized Shares Under the 2014 Restated Plan

If the amendment to the 2014 Restated Plan is not approved, the Company will have only 823,897 Ordinary Shares available for future grants under the 2014 Restated Plan as of March 31, 2018. The Company continues to actively progress its clinical studies of AMT-061 in hemophilia B, AMT-130 in Huntington’s disease and AMT-126 in congestive heart failure, to support its collaboration with Bristol-Myers Squibb and to advance several preclinical product candidates for other liver and CNS-related disorders.  The Company believes that these activities, which may require additional hiring for the Company’s clinical, regulatory and medical teams, research and operational capabilities and corporate infrastructure, as well as retention and motivation of existing talent, are essential to achieving its corporate goals and generating shareholder value and require the continued use of equity-based compensation to retain current talent and to attract additional talent.

The Company anticipates that its equity-based compensation needs will soon exceed the remaining Ordinary Shares available under the 2014 Restated Plan. To address this concern, the Board unanimously recommends that the shareholders approve the proposed increase in authorized shares under the 2014 Restated Plan.

Key Considerations for Requesting Additional Shares Under the 2014 Restated Plan

In determining the increase in the number of Ordinary Shares available for issuance under the 2014 Restated Plan Plan, the Board considered the following factors:

•                                          Number of ordinary shares available for grant under the 2014 Restated Plan: As of March 31, 2018, 823,897 Ordinary Shares remained reserved and available for future grants under the 2014 Restated Plan.

•                                          Burn rate:  The Company’s burn rate is defined as the annual usage of shares for its equity plans, less forfeited and cancelled shares, as a percentage of its Ordinary Shares outstanding as of January 1 of the year.  In 2015, the Company’s burn rate was approximately 3.7%, (excluding the new-hire grant made to our former CEO in December 2015 who resigned in September 2016). In 2016 and 2017, the Company’s burn rate was approximately 3.8% (excluding the forfeiture of the new hire grant of our former CEO in September 2016) and 5.9%, respectively.

The Company’s burn rate in 2017 was impacted by share grants associated with the appointment of several executives, including the CEO, Chief Medical Officer, Chief Operating Officer, Chief Scientific Officer and Senior Vice President, Regulatory Affairs.  Excluding these share grants, which included 625,000 options to purchase Ordinary Shares and 350,000 restricted share units, the burn rate in 2017 would have been 2.1%.

Based on the Company’s analysis of burn rates for peer companies, and feedback from independent specialists in executive compensation, the Company believes that its 2015-2017 burn rates are reasonably consistent with market practice.

•                                          Overhang: The Company’s overhang is defined the its options, performance share units and restricted share units outstanding as a percentage of all of its shares outstanding.  As of March 31, 2018, the Company had outstanding 2,940,293 options to purchase Ordinary Shares, 560,156 performance share units and 661,812 restricted share units. Based on the Company’s analysis of overhang for peer companies, and feedback from independent specialists in executive compensation, the Company believes that its overhang is reasonably consistent with market practice.

Dilution Analysis

As of March 31, 2018, the Company’s capital structure consisted of 31,771,816 Ordinary Shares outstanding. As described above, 823,897 Ordinary Shares remain available for grant of awards under the 2014 Restated Plan as of March 31, 2017. The proposed share authorization is a request for 3,000,000 additional Ordinary Shares to be available for awards under the 2014 Restated Plan.

The table below shows our potential dilution based on our fully diluted shares Ordinary Shares and our request for 3,000,000 additional Ordinary Shares to be available for awards under the 2014 Restated Plan. The additional 3,000,000 Ordinary Shares represent 7.5% of fully diluted Company Ordinary Shares, including all Ordinary Shares that will be authorized under the 2014 Restated Plan, as described in the table below. The Board of Directors believes that the increase in Ordinary Shares under the 2014 Restated Plan will allow the Company to continue providing equity awards, which are an important component of the Company’s equity compensation program, and represents a reasonable amount of potential equity dilution.

Total Potential Shares with 3,000,000 Additional Ordinary Shares

Stock Options Outstanding as of March 31, 2018	2,940,293
Weighted Average Exercise Price of Stock Options Outstanding as of March 31, 2018	$12.04
Weighted Average Remaining Vesting Term of Stock Options Outstanding as of March 31, 2018 (in years)	3.1
Outstanding Full Value Awards as of March 31, 2018(1)	1,221,968
Total Equity Awards Outstanding as of March 31, 2018(2)	4,162,261
Shares Available for Grant under the 2014 Restated Plan as of March 31, 2018	823,897
Additional Shares Requested	3,000,000

Total Potential Shares Under the 2014 Restated Plan, as Amended (and all predecessor employee and non-employee director equity compensation plans)	7,986,158
Ordinary Shares Outstanding as March 31, 2018	31,771,816
Fully Diluted Ordinary Shares	39,757,974
Potential Dilution of 3,000,000 shares as a Percentage of Fully Diluted Ordinary Shares	7.5%

(1)                                 The 1,221,968 Full Value Awards were comprised of: (a) 633,060 RSUs  granted to employees, (b) 560,156 PSUs granted to employees, (c) 28,752 RSUs granted to non-executive  directors.

(2)                                 The 4,162,261 Total Equity Awards Outstanding were comprised of (a) 2,940,293 stock options outstanding as of March 31, 2018, (b) 633,060 RSUs  granted to employees, (c) 560,156 PSUs granted to employees, (d) 28,752 RSUs granted to non-executive  directors.

The Fully Diluted Ordinary Shares in the foregoing table consist of the Ordinary Shares Outstanding as of March 31, 2018 plus the Total Potential Shares under the 2014 Restated Plan, as amended (and all predecessor employee and non-employee director equity compensation plans). The Outstanding Full Value Awards in the foregoing table are measured at target for the outstanding performance-based awards.

Based on our current equity award practices, the Board of Directors estimates that the authorized shares under the 2014 Restated Plan as amended may be sufficient to provide us with an opportunity to grant equity awards for approximately two to three years, in amounts determined appropriate by the Board, which will administer the 2014 Restated Plan as amended. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our common stock, the mix of cash, options and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, payout of performance-based awards in excess of target in the event of superior performance, hiring activity, and promotions during the next few years.

Amendment to the 2014 Restated Plan

The Company is committed to strong corporate governance and maximizing shareholder value. The Board believes the use of equity-based compensation aligns plan participants’ interests with shareholders, and thereby promotes best practices in corporate governance. To this end, the Board proposes the following amendment to the 2014 Restated Plan:

•                                         Increase the number of Ordinary Shares reserved for issuance, so that the number of shares reserved for issuance is 7,322,340 shares, which is equal to the sum of (i) 3,498,443 Ordinary Shares subject to outstanding awards under the 2014 Restated Plan, plus (ii) 823,897 Ordinary Shares remaining available for future grants under the 2014 Restated Plan, and (iii) an increase of 3,000,000 Ordinary Shares over the current authorization of the 2014 Restated Plan that will be available for awards under the 2014 Restated Plan.

In determining the appropriate number of shares to request, the Board analyzed market practices of peer companies and solicited advice from independent specialists in executive compensation. Upon a review of the remaining shares available for grant under the 2014 Restated Plan and the anticipated need for future equity award issuances, the Board approved the increase in the ordinary share pool authorized for issuance, to ensure that the Company has sufficient equity plan capacity to continue to provide its management, employees and directors with appropriate equity-based incentives.

The Board believes that the increase in the authorized number of Ordinary Shares under the 2014 Restated Plan is essential to ensure that the Company has a sufficient reserve to grant equity incentives at levels deemed appropriate by the Compensation Committee and the Board. The Company believes that competitive equity awards are important in attracting and retaining talent as the Company progresses its clinical and preclinical product candidates. Without the increase in the authorized shares under the 2014 Restated Plan, the Company may not be able to retain and motivate current talent or to attract additional talent that may needed to achieve its corporate goals, and may be required to provide significantly higher cash compensation. The Board is also committed to supporting best practices in corporate governance and believes that the proposed changes to the 2014 Restated Plan reflect best practices. These amendments better align the features and design of the 2014 Restated Plan with the Company’s goal of maximizing and preserving shareholder value.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares, present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, is required to approve Voting Proposal No. 6.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDMENT FOR THE 2014 RESTATED PLAN.

AGENDA ITEM IX

VOTING PROPOSAL NO. 7 — DESIGNATION OF THE BOARD AS THE COMPETENT BODY TO ISSUE ORDINARY SHARES AND OPTIONS AND TO EXCLUDE PREEMPTIVE RIGHTS UNDER THE 2014 RESTATED PLAN

At the annual general meeting of shareholders held on June 15, 2016, the shareholders designated the Board as the competent body to issue Ordinary Shares and options under the 2014 Restated Plan, and to exclude pre-emptive rights in connection therewith. It is proposed that the Board is designated as the competent body to issue Ordinary Shares and to grant rights to subscribe for Ordinary Shares under the 2014 Restated Plan, as amended, for the duration of the 2014 Restated Plan with effect from the date of the 2018 Annual Meeting, and to limit or exclude pre-emption rights in connection therewith. This authority is limited to a maximum of 8,601,471 Ordinary Shares. It is further proposed to the AGM to approve that this maximum number of Ordinary Shares be reserved for issuance under and pursuant to the 2014 Restated Plan.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares, present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, is required to approve Voting Proposal No. 7.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE DESIGNATION OF THE BOARD AS THE COMPETENT BODY TO ISSUE ORDINARY SHARES AND OPTIONS AND TO EXCLUDE PREEMPTIVE RIGHTS UNDER THE 2014 RESTATED PLAN.

AGENDA ITEM X

VOTING PROPOSAL NO. 8 — APPROVAL OF EMPLOYEE SHARE PURCHASE PLAN

The shareholders are being asked to approve the adoption of the uniQure N.V. Employee Stock Purchase Plan (the “Purchase Plan”), under which 150,000 of the Company’s Ordinary Shares will be reserved for issuance, subject to adjustments in certain circumstances described below. The Purchase Plan is expected to be adopted by the Board on April 27, 2018, subject to shareholder approval of the Purchase Plan at the 2018 Annual Meeting.

The Purchase Plan is designed to allow eligible employees of the Company and its designated subsidiaries (whether now existing or subsequently established or acquired) to purchase Ordinary Shares at designated intervals through their accumulated payroll deductions.  The provisions of the Purchase Plan are intended to satisfy the requirements of Section 423 of the U.S. Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) with respect to U.S. participants. Favourable tax treatment is available for U.S. tax residents participating in a plan that qualifies under Section 423 of the Code. See “U.S. Federal Income Tax Considerations” below. We are asking the shareholders to approve the Purchase Plan because we believe that the Purchase Plan is important to attract, motivate and retain highly-qualified employees who will contribute to our long-term success. We believe that providing our employees with a convenient method to invest in our Ordinary Shares will increase the equity stake of our employees and will benefit the shareholders by aligning more closely the interests of participating employees with those of our shareholders.

The following is a summary of the principal features of the new Purchase Plan. The summary, however, is not intended to be a complete description of all the provisions of the Purchase Plan and is qualified in its entirety by reference to the complete text of the Purchase Plan. A copy of the actual Purchase Plan is attached as Appendix B to this Proxy Statement.

Administration

The Purchase Plan will be administered by the Compensation Committee of the Board or such other committee that the Board appoints to administer the Purchase Plan (the “Committee”). The Committee will have full discretionary authority to construe and interpret the Purchase Plan, adopt, amend and rescind any rules as it deems desirable and appropriate, and to make all other determinations necessary or advisable for the administration of the Purchase Plan. The Committee, in its discretion, may appoint and remove the plan coordinator designated to handle administrative matters with respect to the Purchase Plan, and may delegate such administrative or ministerial duties to the plan coordinator as it determines. The Board may take all actions that the Committee may take hereunder, at the Board’s discretion. The Committee will have the authority to authorize one or more offerings under the Purchase Plan that are not designed to comply with the requirements of Section 423 of the Code, but with the requirements of the jurisdictions in which those offerings are conducted. Such offerings will be separate from any offerings designed to comply with Section 423(b)(5) of the Code.

Eligibility

To be eligible to participate in the Purchase Plan, an employee must be customarily employed at least 20 hours per week (and work more than five months in a calendar year) by the Company or a subsidiary of the Company designated by the Committee as eligible to participate in the Purchase Plan. Executive Board members are also eligible to participate in the Purchase Plan. As of March 31, 2018, approximately 187 employees, including 6 executive officers, would have been eligible to participate in the Purchase Plan had it been in effect on such date.

No employee may be granted an option under the Purchase Plan if (i) immediately after the grant, that employee would own shares or hold outstanding options to purchase shares possessing in the aggregate 5% or more of the total combined voting power or value of all classes of our shares, or (ii) the option, together with any rights to purchase shares under all of our employee stock purchase plans (as described in Section 423 of the Code), would permit the employee’s rights to purchase shares to accrue at a rate that exceeds the maximum amount allowed under Section 423(b)(8) of the Code.

Offering Periods and Purchase Periods

The Purchase Plan will have offering periods and each offering period will consist of one or more consecutive purchase periods, each as determined by the Committee. Unless the Committee determines otherwise before the beginning of an offering period, offering periods will commence at three-month intervals on each March 1, June 1, September 1 and December 1 and last for three months. Unless the Committee determines otherwise before the beginning of a purchase period, purchase periods will run concurrently with the offering periods under the Purchase Plan. The maximum offering period under the Purchase Plan is 27 months. The initial offering period under the Purchase Plan will commence on September 1, 2018.

Participation

Each eligible employee who elects to participate in an offering period will be granted an option to purchase Ordinary Shares on the first day of the offering period. A participant may fund his or her contributions to the Purchase Plan by payroll deductions during the offering period or other funding methods approved by the

Committee. Unless the Committee determines otherwise or as required by applicable law, a participant may not increase or decrease the rate of his or her contributions during the offering period. The option will automatically be exercised on the last day of each purchase period within the offering period, based on the employee’s accumulated and unused contributions, and the Company will arrange for delivery of the shares to the participant’s brokerage account that we establish for the participant at a brokerage firm that we designate (“Purchase Plan Brokerage Account”). The last day of the purchase period is the purchase date. For purposes of the Purchase Plan, compensation is a participant’s base salary or base wages, and payments of commissions, overtime, incentive compensation and bonuses.

Cessation of Participation

Participants may stop their participation in an offering period under the Purchase Plan at any time prior to the purchase date and withdraw all (but not less than all) contributions credited to his or her account. A participant who elects to cease participation in the Purchase Plan for a particular offering period may not rejoin that offering period at a later date. Participation ends automatically if the participant ceases to be an eligible employee for any reason, including without limitation, voluntary or involuntary termination of employment, retirement or death. In addition, unless the Committee determines otherwise, in the event that more than 50% of our shares entitled to vote for the election of our directors are acquired by a third party, we sell all or substantially all of our assets or property or we merge with another corporation resulting in our shareholder owning less than 51% of our capital shares entitled to vote for our directors, no outstanding option will be exercised, all participant contributions will cease and contributions credited to participant accounts will be returned to the participants.

Maximum Number of Purchasable Shares

The maximum number of shares that a participant may purchase during an offering period may not exceed 1,750 shares, subject to adjustment by the Committee prior to the beginning of the applicable offering period. In addition, no participant may purchase more than the maximum allowed under Section 423(b)(8) of the Code, which is $25,000 of Ordinary Shares during any calendar year under the Purchase Plan, measured as of the first day of each offering period in that year.

Securities Subject to the Purchase Plan

Subject to adjustment described below, the number of the Company Ordinary Shares reserved for issuance under the Purchase Plan will initially be 150,000 shares. In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of Ordinary Shares, or any other increase or decrease in the number of Ordinary Shares effected without our receipt of consideration, the Committee will adjust the number of Ordinary Shares covered by each outstanding option under the Purchase Plan, the number of Ordinary Shares which has been authorized for issuance under the Purchase Plan and the price per Ordinary Share covered by each outstanding option under the Purchase Plan. In the event of a reorganization, recapitalization, rights offering, merger, or consolidation, the Committee may, in its sole discretion, adjust the number of Ordinary Shares which has been authorized for issuance under the Purchase Plan and the price per Ordinary Share covered by each outstanding option under the Purchase Plan.

Share Pro-Ration

Should the total number of Ordinary Shares to be purchased pursuant to outstanding options on any particular purchase date exceed the number of shares then available for issuance under the Purchase Plan, then the Company will make a pro-rata allocation of the available shares on a uniform and equitable basis, and the payroll deductions of each participant will be reduced to the extent necessary.

Purchase Price

The purchase price of the Ordinary Shares acquired on each purchase date will be the lesser of (a) 85% of the closing price of an Ordinary Share on the first day of the offering period or (b) 85% of the closing price of an

Ordinary Share on the purchase date. Participants will incur no brokerage or other transaction costs upon the purchase of Ordinary Shares through the Purchase Plan.

On March 29, 2018, the closing price per Ordinary Share was $23.50 per share, as reported by the NASDAQ Global Select Market.

Restrictions on Sale and Transfers.

The shares purchased by each participant will be deposited into the participant’s Purchase Plan Brokerage Account.  Unless the shares are sold, the shares must be held in that brokerage account until the later of the end of the two-year period from the start date of the offering period in which the shares were purchased and the end of the one-year period measured from the purchase date.  Unless the shares are sold, the shares in the Purchase Plan Brokerage Account are not transferable until the holding periods described above have expired.  Subject to compliance with applicable law, the Committee may require that shares acquired under the Purchase Plan be held for a period of up to 12 months following the purchase date.  If the Committee implements such a restriction, it will not apply in the event of a participant’s death to the transfer of shares to the participant’s estate or the subsequent shale of the shares by the estate.

Contributions credited to a participant’s account and any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may not be assigned, transferred, pledged or otherwise disposed of in any way by the participant.

Use of Funds

All contributions received or held by the Company under the Purchase Plan are general assets of the Company, free of any trust or other restriction, and may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such contributions. Participants’ accounts under the Purchase Plan are unfunded bookkeeping accounts maintained on the Company’s records for the administration of the Purchase Plan.

Reports

Each participant in the Purchase Plan will be entitled to a statement of account promptly following each purchase date, setting forth with respect to that purchase period the amount of contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

Amendment and Termination of the Purchase Plan

The Board may at any time amend or terminate the Purchase Plan. However, shareholder approval is required to the extent required under Section 423 of the Code, including for any amendment that increases the number of shares reserved under the Purchase Plan (other than an increase to reflect a change in capitalization) or change the designation of corporations whose employees may be offered options under the Purchase Plan. The Purchase Plan shall terminate on June 12, 2028, unless terminated earlier by our Board at its discretion or because all reserved shares have been issued under the Purchase Plan.

Shareholder Rights

No participant will have any shareholder rights with respect to the shares covered by his or her options until the shares are actually purchased on the participant’s behalf and the participant has become a holder of record of the purchased shares.

New Plan Benefits

The benefits to be received by our executive officers and employees under the Purchase Plan are not determinable because, under the terms of the Purchase Plan, the amounts of future share purchases are based upon elections made by eligible employees subject to the terms and limits of the Purchase Plan.  Members of the Board who are not employees do not qualify as eligible employees and thus cannot participate in the Purchase Plan.  Future purchase prices are not determinable because they will be based upon the closing selling price of our Ordinary Shares.  No Ordinary Shares have been issued with respect to the Purchase Plan for which shareholder approval is being sought under this proposal.

Summary of U.S. Federal Income Tax Consequences

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to Ordinary Shares that may be purchased pursuant to options granted under the Purchase Plan. This description of the U.S. federal income tax consequences of the Purchase Plan is not a complete description. There may be different tax consequences under certain circumstances, and there may be federal gift and estate tax consequences and state, local and foreign tax consequences. All affected individuals should consult their own advisors regarding their own situation. This discussion is intended for the information of the shareholders considering how to vote at the 2018 Annual Meeting and not as tax guidance to individuals who will participate in the Purchase Plan.

The Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the options. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess. The participant will have additional capital gain or loss equal to the difference between the proceeds of the sale and the participant’s basis in the shares sold. The participant’s basis in the shares sold is equal to the price paid for the shares plus the amount of any ordinary income recognized on the sale. The capital gain rate will depend on the length of time the participant held the shares.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the start date of that offering period, and any additional gain (or loss) upon the disposition will be taxed as a long-term capital gain (or loss). The Company will not be entitled to an income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of death, then the participant will recognize ordinary income at such time equal to the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) of the amount by which the fair market value of the shares on the start date of the offering period in which those shares were acquired exceeds the purchase price.

Dilution

When determining the number of shares available for issuance under the Purchase Plan, the Board considered, among other factors, its expectation of potential future share purchases under the Purchase Plan and the potential dilution of the Purchase Plan to the Company’s current shareholders. The Board determined that reserving 150,000 Ordinary Shares for the Purchase Plan was appropriate by considering, among other factors, activity under the

Company’s prior employee stock purchase plan and its expectation that there would be significant participation by employees in this Purchase Plan.

The 150,000 Ordinary Shares available for issuance under the Purchase Plan represent dilution of approximately 0.5% as of March 31, 2018. The dilution is calculated as the ratio of: (a) shares available for issuance under the Purchase Plan; divided by (b) the sum of (i) the number of Ordinary Shares outstanding and (ii) the Ordinary Shares available for issuance under the Purchase Plan.

Ordinary Shares issued by the Board under the Purchase Plan will be issued pursuant to designation of the Board to be approved under agenda item XI of this Proxy.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares, present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, is required to approve Voting Proposal No. 8.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EMPLOYEE SHARE PURCHASE PLAN.

AGENDA ITEM XI

VOTING PROPOSAL NO. 9—RENEW THE DESIGNATION OF THE BOARD AS THE COMPETENT BODY TO ISSUE ORDINARY SHARES AND OPTIONS AND TO LIMIT OR EXCLUDE PREEMPTIVE RIGHTS

At the 2018 Annual Meeting, as contemplated by Dutch law and as is typical for Dutch registered companies, our shareholders will be asked to: (i) redesignate our Board as the competent body to issue Ordinary Shares and to grant rights to subscribe for Ordinary Shares up to a maximum of (i) our authorized share capital in the event of an underwritten public offering, or (ii) a maximum of 19.9% of our aggregate issued capital at the time of issuance in connection with any other single issuance (or series of related issuances), for a term of 18 months with effect from the date of the 2018 Annual Meeting, and (ii) renew the authority of our Board to limit or exclude pre-emptive rights in connection therewith.  This authority to issue authorized shares and exclude pre-emptive rights is similar to that generally afforded under state law to boards of directors of companies domiciled in the United States.

Our current authorized share capital consists of 60,000,000 Ordinary Shares, each with a nominal value per share of €0.05.  Under Dutch law and our Articles of Association, we are required to seek the approval of our shareholders each time we wish to issue shares of our authorized ordinary share capital unless our shareholders have authorized our Board to issue shares.  This authorization may not continue for more than five years, but may be given on a rolling basis.  We currently have authorization from our shareholders to issue Ordinary Shares, or grant rights to subscribe for Ordinary Shares, up to a maximum of (i) our authorized share capital in the event of an underwritten public offering or (ii) a maximum of 19.9% of the Company’s aggregate issued capital at the time of issuance in connection with any other single issuance (or series of related issuances).  This existing authorization expires on December 14, 2018, and it is common practice for Dutch companies to seek to renew this authorization annually on a rolling basis.  The approval of this voting proposal will maintain our flexibility to allow our Board to issue our Ordinary Shares without the delay and expense of calling extraordinary general meetings of shareholders. The designation can be used for any and all purposes, including any issuance under the Purchase Plan, subject to statutory limitations and with the exception of awards granted under the 2014 Restated Plan as amended by this 2018 Annual Meeting.

We also currently issue Ordinary Shares from our authorized share capital to satisfy our obligations under awards granted under our equity compensation plans, and the Shareholders have separately authorized such plans.  Other than ordinary share issuances in connection with our equity compensation plans and the ordinary shares that we may sell as part of our “at the market” program pursuant to the Sale Agreement dated September 15, 2017 between Leerink Partner LLC and us, we do not have any specific plans, proposals, or arrangements to issue any of our authorized Ordinary Shares for any purpose.  However, in the ordinary course of our business, our Board may determine from time to time that the issuance of authorized and unissued shares is in the best interests of our Company, including in connection with equity compensation or future acquisitions or financings.

Under Dutch law, holders of our Ordinary Shares would generally have a pro rata pre-emptive right of subscription to any of our ordinary shares issued for cash. A pre-emptive right of subscription is the right of our current shareholders to maintain their percentage ownership of our ordinary shares by buying a proportional number of any new ordinary shares that we issue. However, Dutch law and our Articles of Association permit our shareholders to authorize our Board to exclude or restrict these pre-emptive rights. This authorization may not continue for more than five years, but may be given on a rolling basis. We currently have authorization from our shareholders to exclude or restrict these pre-emptive rights, which authorization expires on December 14, 2018, and it is common practice for Dutch companies to seek to renew this authorization annually on a rolling basis.

At the 2018 Annual Meeting, we are asking our shareholders to renew the authority of our Board to issue our Ordinary Shares, grant rights to purchase or subscribe for our unissued Ordinary Shares up to a maximum of (i) our authorized share capital in the event of an underwritten public offering, or (ii) a maximum of 19.9% of our aggregate issued capital at the time of issuance in connection with any other single issuance (or series of related issuances), from time to time, and exclude or limit pre-emptive rights in connection therewith, both for a term of 18 months with effect from the date of the 2018 Annual Meeting.  This authority to issue shares is similar to that generally afforded under state law to the boards of directors of public companies domiciled in the United States. Management believes that retaining the flexibility to allow our Board to issue our Ordinary Shares for acquisitions, financings or other business purposes in a timely manner without first obtaining specific shareholder approval is important to our continued growth.  Furthermore, our Ordinary Shares are listed on the NASDAQ Global Select Market, and the issuance of additional shares will remain subject to Nasdaq rules.  For example, one of the Nasdaq rules requires shareholder approval for the issuance of shares in a private placement in excess of 20% of the shares outstanding, with several exceptions.

If our shareholders do not redesignate our Board as the competent body to issue Ordinary Shares and to grant rights to subscribe for Ordinary Shares on the terms set forth above, then the previous authorization would remain in place, and our Board would continue to retain authority to issue our Ordinary Shares and grant rights to subscribe for our Ordinary Shares pursuant to that authorization until it expires on December 14, 2018.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares, present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, is required to approve Voting Proposal No. 9.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RENEWAL OF THE AUTHORITY OF OUR BOARD TO ISSUE OUR ORDINARY SHARES, GRANT RIGHTS TO PURCHASE OR SUBSCRIBE FOR, OUR UNISSUED ORDINARY SHARES UP TO A MAXIMUM OF OUR AUTHORIZED SHARE CAPITAL, AND EXCLUDE OR RESTRICT PRE-EMPTIVE RIGHTS FROM TIME TO TIME, FOR A TERM OF 18 MONTHS WITH EFFECT FROM THE DATE OF THE 2018 ANNUAL MEETING.

AGENDA ITEM XII

 VOTING PROPOSAL NO. 10—REAUTHORIZATION OF THE BOARD TO REPURCHASE ORDINARY SHARES

At the 2018 Annual Meeting, as contemplated by Dutch law and as is typical for Dutch registered companies, our shareholders will be asked to authorize our Board to acquire the Company’s own fully paid-up Ordinary Shares up to a maximum of 10% of the issued share capital of the Company for a period of 18 months from the date of the 2018 Annual Meeting in open market purchases, through privately negotiated transactions, or by means of self-tender offer or offers, at prices per share ranging up to 110% of the market price per share at the time of the transaction.  This authority to repurchase shares is similar to that generally afforded under state law to public companies domiciled in the United States.  For purposes of this authorization, “market price” means the highest price officially quoted for the Ordinary Shares on any of the official stock markets on which the Ordinary Shares are listed during any of the 30 banking days preceding the date the repurchase is effected or proposed.  The current authorization of our Board to repurchase shares is scheduled to expire on December 14, 2018.

Under Dutch law and our Articles of Association, our Board may, subject to certain Dutch statutory provisions, be authorized to repurchase our issued shares on our behalf in an amount, at prices and in the manner authorized by the general meeting of shareholders.  Adoption of this voting proposal will allow us to have the flexibility to repurchase our shares without the expense of calling an extraordinary general meeting of shareholders.  Such authorization may not continue for more than 18 months, but may be given on a rolling basis.  Although our Board has no present intention to commence an open market or other share repurchase program, our Board believes that we would benefit by authorizing our Board to repurchase our shares if the Board believes such repurchases would be in the best interests of our company and shareholders.  For example, to the extent our Board believes that our shares may be undervalued at the market levels at which they are then trading, repurchases of our share capital may represent an attractive investment for us. Such shares could be used for any valid corporate purpose, including use under our equity compensation plans, or for acquisitions, mergers or similar transactions.  The reduction in our issued capital resulting from any such purchases will increase the proportionate interest of the remaining shareholders in our net worth and whatever future profits we may earn.  However, the number of shares repurchased, if any, and the timing and manner of any repurchases would be determined by our Board, in light of prevailing market conditions, our available resources and other factors that cannot be predicted now.  The nominal value of the shares in our capital which we acquire, hold, hold as pledgee or which are acquired or held by one of our subsidiaries, may never exceed 50% of our issued share capital.

In order to provide us with sufficient flexibility, our Board proposes that our Shareholders authorize our Board for an 18-month period from the date of the 2018 Annual Meeting to acquire the Company’s own fully paid-up Ordinary Shares up to a maximum of 10% of the issued share capital of the Company on the open market, or through privately negotiated repurchases or in self-tender offers, at prices ranging up to 110% of the market price per share at the time of the transaction, within the limits set by Dutch law and the Company’s Articles of Association.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares, present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, is required to approve Voting Proposal No. 10.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AUTHORIZATION OF THE BOARD TO REPURCHASE FULLY PAID UP ORDINARY SHARES UP TO 10 % OF THE ISSUED SHARE CAPITAL FOR A PERIOD OF 18 MONTHS FROM THE DATE OF THE 2018 ANNUAL MEETING AT A REPURCHASE PRICE BETWEEN THE NOMINAL VALUE OF THE ORDINARY SHARES CONCERNED AND AN AMOUNT EQUAL TO 110% OF THE MARKET PRICE PER SHARE AT THE TIME OF THE PURCHASE.

REPORT OF THE AUDIT COMMITTEE

The report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended.

The Audit Committee of our Board is responsible for assisting the Board in fulfilling its oversight responsibilities regarding the Company’s financial accounting and reporting processes, system of internal control, audit process, and process for monitoring compliance with laws and regulations.

Management of the Company has the primary responsibility for preparing the Company’s consolidated financial statements as well as establishing and maintaining the integrity of the Company’s financial reporting process, accounting principles and internal controls.  PricewatershouseCoopers Accounts N.V., the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s consolidated financial statements and expressing an opinion as to the conformity of such financial statements with U.S. generally accepted accounting principles.

In this context, the Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2017 with the Company’s management and PricewatershouseCoopers Accounts N.V.  To ensure independence, the Audit Committee met separately with PricewatershouseCoopers Accounts N.V. and members of the Company’s management.  These reviews included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 , as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Rule 3526 of the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence, and it has discussed with PricewatershouseCoopers Accounts N.V.  its independence from the Company.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission.

The Audit Committee

/s/ Jack Kaye
Jack Kaye, Chairman

/s/ Philip Astley-Sparke
Philip Astley-Sparke

/s/ Jeremy Springhorn
Jeremy Springhorn

AGENDA ITEM XIII

VOTING PROPOSAL NO. 11—REAPPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board has selected PricewaterhouseCoopers Accountants N.V. (“PWC”) to serve as our auditor and independent registered public accounting firm  who will (i) audit the Dutch Annual Accounts to be prepared in accordance with the International Financial Reporting Standards, as adopted by the European Union (IFRS), for the year ending December 31, 2018 and (ii) serve as our independent registered public accounting firm for purposes of reporting pursuant to U.S. law for the fiscal year ending December 31, 2018.  As required by Dutch law, shareholder approval must be obtained for the selection of PWC to serve as our auditor and independent registered public accounting firm. We expect that a representative of PWC will be present at the Annual Meeting and will be available to answer appropriate questions. The representative will also have the opportunity to make a statement if they desire to do so.

PWC has served as our independent registered public accounting firm since April 2013.  The services provided to us by PWC during the years ended December 31, 2017 and 2016 are described below under “Principal Accountant Fee Information.”

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance.

Principal Accountant Fees and Services

We regularly review the services and fees of our independent registered public accountants.  These services and fees are also reviewed by the Audit Committee on an annual basis.  The following table shows the fees paid or accrued by the Company for audit and other services provided by PWC for the fiscal years ended December 31, 2017 and 2016:

	2017 ($)	2016 ($)
	(in thousands)
Audit fees	515	1,150
Audit-related fees	230	—
Tax fees	—	—
All other fees	745	1,150

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed by PWC, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit.  The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months.  Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares, present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, is required to approve Voting Proposal No. 11.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF PRICEWATERHOUSECOOPERS ACCOUNTANTS N.V.  AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

AGENDA ITEM XIV—ANY OTHER BUSINESS

The 2018 Annual Meeting will review and discuss any other business brought to its attention.

AGENDA ITEM XV—CLOSING OF THE MEETING

The Chairman will adjourn the meeting.

CORPORATE GOVERNANCE

Board Leadership Structure and Composition

We have a one-tier board structure under Dutch law.  Our Articles of Association provide that the number of members of our Board will be determined by our Board, provided that the Board shall be comprised of at least one executive director and at least one non-executive director and provided further that the number of executive directors shall at all times be less than the number of non-executive directors.  Our Board currently consists of seven directors, one of whom is an executive director and six of whom are non-executive directors. If a director is to be appointed, the non-executive directors make a binding nomination which is approved by the general meeting of shareholders pursuant to the procedure described in voting proposals number 3 and 4. Under our Articles of Association, a general meeting of shareholders may suspend or dismiss a director by at least a two thirds majority of votes cast, provided that such majority represents more than half the issued share capital. The Board may suspend (but may not dismiss) an executive director. In the event of an absence or inability to act with respect to one or more of the directors, our Articles of Association provide that the non-executive directors shall be authorized to temporarily fill the vacant position for a period up to the first general meeting, or in the case of a director unable to act, up to the moment he is no longer able to act.

Under our Articles of Association and Dutch law, the members of our Board are collectively responsible for our management, general and financial affairs, and policy and strategy.  Our executive director is primarily responsible for managing our day-to-day affairs.  Our non-executive members supervise our executive director and our general affairs, and provide general advice to him.  In performing their duties, our directors are guided by the interest of our Company and, with the boundaries set by relevant Dutch law, must take into account the relevant interests of our stakeholders.  In consultation with the Nominating and Corporate Governance Committee, the Board has determined that the current board structure is appropriate for the Company. Having multiple-year terms for each of our directors provides for stability, continuity and experience among our Board. Further, the Board believes that building a cohesive board of directors is an important goal. In our industry in particular, long-term focus is critical. The time horizon required for successful development of gene therapies makes it vital that we have a board that understands the implications of this process and has the ability to develop and implement long-term strategies while benefiting from an in-depth knowledge of our business and operations. Our current board structure helps to ensure that there will be the continuity and stability of leadership required to resist the pressure to focus on short-term results at the expense of the long-term value and success of the Company. Our future success depends in significant part on the ability to attract and retain capable and experienced directors. In this regard, we believe that longer terms for our directors will enhance director independence from both management and stockholder special interest groups.

Under our Articles of Association and consistent with Dutch corporate governance principles, the Board appoints an executive director as chief executive officer and appoints a non-executive director as chairman of the Board. We believe that the separation of these roles services our shareholders and us well. Philip Astley-Sparke serves as our Chairman.  The duties and responsibilities of the Chairman include, among others: determining the agenda and chairing the meetings of the Board, managing our Board to ensure that it operates effectively, ensuring that the members of our Board receive accurate, timely, and clear information, encouraging active engagement by all members of our Board, promoting effective relationships and open communication between non-executive directors and the executive directors, and monitoring effective implementation of our Board decisions.

There are no arrangements or understandings between the directors or executive officers and any other person pursuant to which our directors or executive officers have been selected for their respective positions.

Directors and Senior Management

Set forth below are the names of our current directors and officers, their ages (as of March 31, 2018), all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Name	Age	Position
Matthew Kapusta	45	Chief Executive Officer, Executive Director and interim Chief Financial Officer
Philip Astley-Sparke	46	Chairman, Non-Executive Director
Madhavan Balachandran	67	Non-Executive Director
Jack Kaye	74	Non-Executive Director
David Schaffer	47	Non-Executive Director
Paula Soteropoulos	50	Non-Executive Director
Jeremy P. Springhorn, Ph.D.	55	Non-Executive Director
Sander van Deventer	63	Chief Scientific Officer, General Manager, Amsterdam
Alexander Kuta, Ph.D.	58	Senior Vice President, Regulatory Affairs
Christian Klemt	45	Chief Accounting Officer
Scott McMillan, Ph.D.	59	Chief Operating Officer
Steven Zelenkofske, D.O.	59	Chief Medical Officer

MATTHEW KAPUSTA. Matthew Kapusta, age 45, joined uniQure as our Chief Financial Officer in January 2015 and was elected to our Management Board at the 2015 annual general meeting. In December 2016 he was appointed our chief executive officer.  Prior to joining uniQure, Mr. Kapusta was Senior Vice President at AngioDynamics (NASDAQ: ANGO) from 2011 to 2014, responsible for corporate development, strategic planning and national accounts. Prior to AngioDynamics, he served as Vice President, Finance and Strategic Planning and Analysis for Smith & Nephew Orthopaedics. Mr. Kapusta’s career also includes more than a decade of investment banking experience focused on emerging life sciences companies. Mr. Kapusta was Managing Director, Healthcare Investment Banking at Collins Stewart, and held various positions at Wells Fargo Securities, Robertson Stephens and PaineWebber. Mr. Kapusta holds a Master of Business Administration from New York University’s Stern School of Business, a Bachelor of Business Administration from University of Michigan’s Ross School of Business and earned his Certified Public Accountant license in 1996 while at Ernst & Young. We believe that Mr. Kapusta is qualified to serve as our CEO, Executive Director and Principal Financial Officer due to his broad expertise in the biotechnology and finance industries.

PHILIP ASTLEY-SPARKE.  Philip Astley-Sparke, age 46, has served as a member of our Board since June 2015 and as chairman since 2016. He was previously president of uniQure Inc. from January 2013 until February 2015 and was responsible for building uniQure’s U.S. infrastructure. Mr. Astley-Sparke is currently Executive Chairman and co-founder of Replimune Limited, a company developing second-generation oncolytic vaccines. Mr. Astley-Sparke served as Vice President and General Manager at Amgen, Inc. (NASDAQ: AMGEN), a biopharmaceutical company, until December 2011, following Amgen’s acquisition of BioVex Group, Inc., a biotechnology company, in March 2011. Mr. Astley-Sparke had been President and Chief Executive Officer of BioVex Group, which developed the first oncolytic vaccine to be approved in the western world following the approval of Imlygic in 2015. He oversaw the company’s relocation to the U.S. from the UK in 2005. Prior to BioVex, Mr. Astley-Sparke was a healthcare investment banker at Chase H&Q/Robert Fleming and qualified as a Chartered Accountant with Arthur Andersen in London. Mr Astley-Sparke has been a Venture Partner at Forbion Capital Partners, a venture capital fund, since May 2012 and serves as Chairman of the Board of Oxyrane, a biotechnology company. We believe that Mr. Astley-Sparke is qualified to serve as a Non-Executive Director due to his expertise and experience in the biotechnology industry.

MADHAVAN BALACHANDRAN. Mr. Balachandran, age 67, has served as a member of our Board since September 2017. Mr. Balachandran has been a director of Catalent (NYSE: CTLT) since May 2017.  Mr. Balachandran was Executive Vice President, Operations of Amgen Inc., a global biotechnology company, from August 2012 until July 2016 and retired as an Executive Vice President in January 2017. Mr. Balachandran joined Amgen in 1997 as Associate Director, Engineering. He became Director, Engineering in 1998, and, from 1999 to 2001, he held the position of Senior Director, Engineering and Operations Services before moving to the position of Vice President, Information Systems from 2001 to 2002. Thereafter, Mr. Balachandran was Vice President, Puerto Rico Operations from May 2002 to February 2007. From February 2007 to October 2007, Mr. Balachandran was

Vice President, Site Operations, and from October 2007 to August 2012, he held the position of Senior Vice President, Manufacturing. Prior to his tenure at Amgen, Mr. Balachandran held leadership positions at Copley Pharmaceuticals, now a part of Teva Pharmaceuticals Industries Ltd., and Burroughs Welcome Company, a predecessor through mergers of GlaxoSmithKline plc. Mr. Balachandran holds a Master of Science degree in Chemical Engineering from The State University of New York at Buffalo and an MBA from East Carolina University. We believe Mr. Balachandran is qualified to serve as a Non-Executive Director due to his extensive experience in the biotechnology industry.

JACK KAYE. Jack Kaye, age 74, has served as a member of our Board since 2016. Mr. Kaye has also served as Chairman of the Audit Committee of Keryx Biopharmaceuticals, Inc. (NASDAQ: KERX) from 2006 to 2016 and is currently chairman of the Audit Committee and a member of the Compensation Committee of Dyadic International, Inc. (OTC: DYAI). Mr. Kaye began his career at Deloitte LLP, an international accounting, tax and consulting firm, in 1970, and was a partner in the firm from 1978 until May 2006. At Deloitte, he was responsible for servicing a diverse client base of public and private, global and domestic companies in a variety of industries. Mr. Kaye has extensive experience consulting with clients on accounting and reporting matters, private and public debt financings, SEC rules and regulations and corporate governance/Sarbanes-Oxley matters. Prior to retiring, Mr. Kaye served as Partner-in-Charge of Deloitte’s Tri-State Core Client practice, a position he held for more than 20 years. Mr. Kaye has a Bachelor of Business Administration from Baruch College and is a Certified Public Accountant. We believe that Mr. Kaye is qualified to serve as a Non-Executive Director due to his extensive accounting and financial experience.

DAVID SCHAFFER. David Schaffer, age 47, has served as a member of our Board since January 2014. Dr. Schaffer is Professor of Chemical and Biomolecular Engineering, Bioengineering, and Neuroscience at University of California Berkeley, a position he has held since 2007, as well as Director of the Berkeley Stem Cell Center since 2011. Dr. Schaffer is also co-founder of 4D Molecular Therapeutics, a company specializing proprietary technology for gene therapy products. We entered into a collaboration and license agreement with 4D Molecular Therapeutics in January 2014. Previously, Dr. Schaffer was Assistant Professor from 1999 to 2005 and Associate Professor from 2005 to 2007 at the University of California, Berkeley Department of Chemical Engineering & Helen Wills Neuroscience Institute. He has served on the boards of the American Society for Gene and Cell Therapy and the Society for Biological Engineering. He has more than 25 years of experience in chemical and molecular engineering, and stem cell and gene therapy research, has over 185 scientific publications, and serves on five journal editorial boards and five industrial scientific advisory boards. Dr. Schaffer holds a bachelor of science degree in Chemical Engineering from Stanford University and a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology. We believe that Dr. Schaffer is qualified to serve as a Non-Executive Director due to his experience in the biotechnology industry and his expertise in that field.

PAULA SOTEROPOULOS. Paula Soteropoulos, age 50, has served as a member of our Board since July 2013. Ms. Soteropoulos is President and Chief Executive Officer of Akcea Therapeutics, a position she has held since January 2015. From July 2013 to December 2014, she served as Senior Vice President and General Manager, Cardiometabolic Business and Strategic Alliances at Moderna Therapeutics Inc. Prior to this Ms. Soteropoulos worked at Genzyme Corporation, a biotechnology company, from 1992 to 2013, most recently as Vice President and General Manager, Cardiovascular, Rare Diseases. Ms. Soteropoulos holds a bachelor of science degree in chemical engineering and a master of science degree in chemical and biochemical engineering, both from Tufts University, and holds an executive management certificate from the University of Virginia, Darden Graduate School of Business Administration. Ms. Soteropoulos serves on the Advisory Board for the Chemical and Biological Engineering Department of Tufts University. We believe Ms. Soteropoulos is qualified to serve as a Non-Executive Director due to her extensive experience in the biotechnology industry.

JEREMY P. SPRINGHORN, PH.D. Dr. Springhorn, age 55, has served as a member of our Board since September 2017. From November 2017, Dr. Springhorn has been Chief Business Officer of Syros Pharmaceuticals (NASDAG: SYRS), Inc.. Prior to taking his position at Syros, Dr. Springhorn most recently served as Partner, Corporate Development at Flagship Pioneering from March 2015 until June 2017 where he worked with VentureLabs (in helping companies in various strategic and corporate development capacities and in creating next generation startups) and Flagship’s Corporate Limited Partners. Prior to joining Flagship, Dr. Springhorn was one of the original scientists at Alexion Pharmaceuticals, where he played an integral role in its antibody engineering capabilities and was one of the original inventors of the drug Soliris. At Alexion Pharmaceuticals, Dr. Springhorn was Vice President of Corporate Strategy and Business Development from 2009 until March 2015 and Head of Global Business Development and Corporate Strategy from December 2006 until 2009. In 2006, Dr. Springhorn moved from research to business development, leveraging much of his drug development experience into the review of opportunities for ultra-orphan diseases. Dr. Springhorn also served as Head of Corporate Strategy as Alexion transitioned from a development firm to a global commercial stage company.  Prior to 1992, Dr. Springhorn received his Ph.D. from Louisiana State University Medical Center in New Orleans and did his postdoctoral training at the Brigham and Woman’s Hospital in Boston.  Dr Springhorn currently serves on the Board of Overseers for Colby College and Board of Advisors for Mythic Therapeutics. We believe Dr. Springhorn is qualified to serve as a Non-Executive Director due to his extensive experience in the biotechnology industry.

DR. SANDER VAN DEVENTER. Dr. Sander van Deventer, age 63, has served as our Chief Scientific Officer and General Manager, Amsterdam since August 2017.  He previously served as a member of our Board from April 2012 until September 2017 and served as member of the AMT supervisory board from April 2010 to April 2012. Dr. van Deventer was one of our co-founders. He served as our interim Chief Executive Officer from February to October 2009. He has been Professor of Translational Gastroenterology at the Leiden University Medical Center since 2008 and is a partner of Forbion Capital Partners, which he joined in 2006. He serves on the boards of enGene Inc., Argos Biotherapeutics, gICare Pharma Inc and Hookipa Biotech. He was previously a professor, head of the department of experimental medicine and chairman of the department of gastroenterology of the Academic Medical Center at the University of Amsterdam from 2002 to 2004, and subsequently professor of experimental medicine at the University of Amsterdam Medical School until 2008. Dr. van Deventer is currently a professor at Leiden University Medical Center. He has more than 15 years of experience in biotechnology product development. He is the author of more than 400 scientific articles in peer-reviewed journals, and he serves as an advisor to regulatory authorities including the EMA and FDA. Dr. van Deventer holds a degree in medicine as well as a Ph.D. from the University of Amsterdam.

ALEXANDER KUTA, PH.D.. Dr. Kuta, age 58, has served as our Senior Vice President Regulatory Affairs since January 2017. Dr. Kuta joined uniQure from EMD Serono where he served as Vice President of Research & Development Global Regulatory Affairs from 2016 to 2017 and was a member of the U.S. Leadership Team.  In this role, he was responsible for driving the strategic direction of EMD Serono’s regulatory efforts in immune-mediated diseases, oncology and regulatory CMC, as well as strengthening interactions with the U.S. Food and Drug Administration (FDA). He joined EMD Serono in 2013 as Vice President, US Regulatory Affairs and member of the US Leadership Team. Prior to EMD Serono, Dr. Kuta was Vice President of Global Regulatory Affairs and a member of the Executive Leadership Team at Lantheus Medical Imaging from 2012 to 2013. His previous experience includes senior roles at AMAG Pharmaceuticals (NASDAQ: AMAG) and at Genzyme Corporation, where he served for 15 years in regulatory leadership positions of increasing responsibility.  Prior to joining industry, he was Chief of the Cytokine and Gene Therapy Branch in the Center for Biologics at FDA.   Dr. Kuta has also served as a member of the BIO Regulatory Affairs Leadership Committee, Cell and Gene Therapy Working Group and the ICH Gene Therapy Working Group. Dr. Kuta holds a Bachelor of Science degree from Saint John’s University and a Ph.D. from Chicago Medical School at Rosalind Franklin U-Med & Science. He conducted his post-doctoral studies at the National Cancer Institute/ National Institutes of Health.

CHRISTIAN KLEMT. Christian Klemt, age 45, has served as our Chief Accounting Officer since August 2017. From September 2015 until August 2017, Mr. Klemt served as our Global Controller. While serving as our Global Controller, Mr. Klemt oversaw our transition to a domestic U.S. filer and conversion to U.S. Generally Accepted Accounting Principles. Mr. Klemt jointed us from CGG SA (NYSE: CGG) where he held the position of Regional Finance Director and Country Manager. Prior to this, he held various senior finance roles including Group Finance Manager at Basell Polyolefines N.V. (now LyondellBasell N.V.) (NYSE: LBI) where he led the conversion to U.S. Generally Accepted Accounting Principles following the acquisition of Lyondell and was involved in the acquisition of various petrochemical assets. Mr. Klemt holds a Master’s degree in Business Administration from the University of Muenster, Germany and qualified as a German Certified Public Accountant and Tax Advisor while employed at KPMG.

SCOTT MCMILLAN, PH.D. Dr. McMillan, age 59, has served as our Chief Operating Officer since August 2017. Dr. McMillan served most recently as Senior Vice President of Quality and Technical Operations at AMAG Pharmaceuticals from February 2008 to August 2017, where he also was a member of its Executive Management Team. Before joining AMAG Pharmaceuticals, from January 2005 to February 2008 Dr. McMillan held similar positions at AVANT Immunotherapeutics, Inc., and from January 2002 to January 2005 with Johnson Matthey Pharmaceutical Materials, Inc. Dr. McMillan has over 25 years of biotechnology experience in quality, process development, scale-up, technology transfer from bench to commercial scale as well as manufacturing operations. Dr. McMillan holds a Ph.D. in Chemical Engineering from Georgia Institute of Technology, a Master’s degree in Economics and Bachelor’s degree in Chemical Engineering from the University of Delaware.

DR. STEVEN ZELENKOFSKE. Dr. Zelenkofske, age 59, has served as our Chief Medical Officer since June 2017. Dr. Zelenkofske has nearly 15 years of clinical research experience within the industry, having previously held leadership positions at AstraZeneca, Sanofi-Aventis, Boston Scientific, and Novartis Pharmaceuticals. Most recently, from November 2014 to May 2017 he served as Vice President and Therapeutic Area Head of Cardiovascular/Metabolism for AstraZeneca. Prior to joining AstraZeneca, he served as Chief Medical Officer for Regado Biosciences, a developer of RNA aptamer therapies from January 2009 to November 2017. His clinical experience outside of industry includes serving on the cardiology and electrophysiology teams with Lehigh Valley Heart Specialists, Heart Care Group and Cardiology Care Specialists, all in Allentown, PA, and on the medical staff of Episcopal Hospital in Philadelphia. He holds Bachelor of Science and Master of Science degrees from Emory University and a Doctor of Osteopathic Medicine degree from the Philadelphia College of Osteopathic Medicine. He conducted his graduate medical education at the Philadelphia College of Osteopathic Medicine and is board-certified in internal medicine, cardiology and cardiac electrophysiology.

Risk Oversight

Generally, the Board, in its advisory capacity, and the Company’s management regularly review the Company’s strategic plan which includes, among other things, the various business, clinical, developmental, financial and other market risks confronting, and opportunities available to, the Company at any given time. Specifically, pursuant to the Company’s Corporate Governance Guidelines and Board Rules, the Board is charged with assessing major risks facing the Company and reviewing options to mitigate such risks. The Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of the Company, the Board addresses the primary risks associated with those operations and corporate functions. In addition, the Board reviews the risks associated with the Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

The Board has delegated certain risk oversight responsibilities to its committees (the “Committees”). Each of our Board’s Committees also oversees the management of the Company’s risk that falls within each Committee’s areas of responsibility. In performing this function, each Committee has full access to management, as well as the ability to engage advisors. For example, the Audit Committee is required to regularly review and discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Nominating and Corporate Governance Committee is required to regularly review the corporate governance principles of the Company and recommend to the Board any proposed changes it may deem appropriate.  The Compensation Committee considers risks related to the attraction and retention of professional talent and the implementation and administration of compensation and benefit plans affecting the Company’s employees.  All Committees are required, pursuant to their respective charters, to report regularly to the Board.  The activities of the Audit, Nominating and Corporate Governance and Compensation Committees are more fully described below.

Board Determination of Director Independence

Our securities are listed on the NASDAQ Global Market (“NASDAQ”) and we use the standards of “independence” prescribed by rules set forth by Nasdaq.  Under Nasdaq rules, a majority of a listed company’s board of directors must be comprised of independent directors.  In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit committee and compensation committee be independent and, in the case of audit committees, satisfy additional independence criteria set forth in Rule 10A-3, under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”).  Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board has determined that each of Jack Kaye, Paula Soteropoulos, Jeremy Springhorn, Madhavan Balachandran and Philip-Astley Sparke has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards of the Nasdaq rules and the SEC.  Our Board has determined that each of Matthew Kapusta and David Schaffer do not qualify as “independent” under the Nasdaq rules.  Our Board has also determined that each of the current members of our Audit Committee and our Compensation Committee satisfies the independence standards for such committee established by Rule 10A-3 under the Exchange Act, the SEC rules and the Nasdaq rules, as applicable, and that the current members of the Nominating and Corporate Governance Committee are also independent.  In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management.

Board Meetings

The Board met 9 times during the calendar year ended December 31, 2017.  Each of the directors attended at least 75% of the meetings of the Board and the Committees on which he or she served during the year ended December 31, 2017 (in each case, which was held during the period for which he or she was a director and/or a member of the applicable Committee).  Dr. van Deventer, a director at the time, Mr. Kaye, Mr. Astley-Sparke and Mr. Kapusta attended our 2017 annual meeting of shareholders held on June 14, 2017.  The Company encourages its directors to attend the annual meeting of Shareholders. Executive sessions, or meetings of the independent directors without management present, are held regularly.

Committees and Committee Meetings

The Board has a standing Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee, each of which is comprised solely of independent directors, and is described more fully below. The members of each Committee are appointed by our Board.  From time to time, the Board may establish other committees.  Below is a description of the three principal Committees.

Audit Committee and Audit Committee Financial Expert

The Audit Committee is currently comprised of Jack Kaye, Philip Astley-Sparke and Jeremy Springhorn. Mr. Kaye serves as the Chair of the Audit Committee.  The Audit Committee has determined that Mr. Kaye is independent within the meaning of the SEC and Nasdaq rules and is an “audit committee financial expert” within the meaning of the SEC’s rules and regulations and has the level of financial sophistication required by Nasdaq Rule 5605(c)(2)(A).  The Audit Committee believes that Mr. Kaye’s experience, as discussed in his biography above, qualifies him as an “audit committee financial expert.” Each of Mr. Kaye, Mr. Astley-Sparke and Dr. Springhorn satisfies the director independence standards and the independence standards for members of the Audit Committee established by SEC and Nasdaq.

As noted above, the Audit Committee is governed by the Audit Committee Charter.  A copy of this Charter is available on our website at www.uniqure.com under “Investors & Newsroom — Audit Committee Charter.”  In addition to the risk oversight responsibilities discussed above, the Audit Committee’s other responsibilities include recommending the selection of our independent registered public accounting firm; reviewing with the Company’s independent registered public accounting firm the procedures for and results of their audits; reviewing with the independent accountants and management our financial reporting,  internal controls and internal audit procedures; reviewing and approving related party transactions; and reviewing matters relating to the relationship between the Company and our independent registered public accounting firm, including the selection of and engagement fee for our independent registered public accounting firm, and assessing the independence of the independent registered public accounting firm.  The Audit Committee has the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties.

The Audit Committee met 7 times during 2017.

Compensation Committee

The Compensation Committee is currently comprised of Jack Kaye, Madhavan Balachandran and Paula Soteropoulos.  Mr. Kaye serves as the Chair of the Compensation Committee. Following the Annual Meeting, the Board intends to appoint Dr. Gut to serve on the Compensation Committee, and expects that Ms. Soteropoulos will resign from the Compensation Committee and that Mr. Balachandran will serve as the Chair.  Each of Mr. Kaye, Mr. Balachandran, Ms. Soteropoulos and. Dr. Gut satisfies the director independence standards and the independence standards for members of the Compensation Committee established by SEC and Nasdaq. The Compensation Committee is governed by the Compensation Committee Charter. A copy of this Charter is available on our website at www.uniqure.com under “Investors & Newsroom — Compensation Committee Charter.”  In addition to the risk oversight responsibilities discussed above, the Compensation Committee’s other responsibilities include reviewing and approving or recommending to the Board for approval, as appropriate, the compensation of our executive officers following consideration of corporate goals and objectives relevant to such executive officers; overseeing the evaluation of the Company’s senior executives; reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans; and administering our stock option plans.  Without further action from the Board, the Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation and is empowered to pay compensation to such consultants and other outside advisors.

The Compensation Committee retained Willis Towers Watson to act as a compensation consultant during the year ended December 31, 2017. The compensation consultant provided assistance in designing and reviewing our management and director compensation programs. Willis Towers Watson’s engagement included reviewing base salaries, equity incentives and other compensation for directors and senior management, including against a peer group of companies. In making decisions regarding the form and amount of compensation to be paid to directors and senior management, the Compensation Committee considered the information gathered by and recommendations of Willis Towers Watson. The Compensation Committee has assessed the independence of Willis Towers Watson pursuant to SEC rules and Nasdaq listing rules and concluded that the work of Willis Towers Watson did not raise any conflicts of interest.

The Compensation Committee met 7 times during 2017.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Jeremy Springhorn and Paula Soteropoulos.  Following the Annual Meeting, the Board intends to appoint Mr. Astley-Sparke to serve on the Nominating and Corporate Governance Committee. Dr. Springhorn currently serves as the Chair of the Nominating and Corporate Governance Committee. Each Dr. Springhorn, Ms. Soteropoulos and Mr. Astley-Sparke satisfy the independence standards established by SEC and Nasdaq. The Nominating and Corporate Governance Committee is governed by the Nominating and Corporate Governance Committee Charter. A copy of this Charter is available on our website at www.uniqure.com under “Investors & Newsroom— Nominating and Corporate Governance Committee Charter.”  In addition to the risk oversight responsibilities discussed above, the Nominating and Corporate Governance Committee’s other responsibilities include identifying individuals qualified to become Board members and to recommend to the Board the nominees for director at annual general meetings of Shareholders; recommending to the Board nominees for each Committee; developing and recommending to the Board corporate governance principles applicable to the Company; and leading the Board in its annual review of the Board’s performance.

The Nominating and Corporate Governance Committee met 5 times during 2017.

Polices Governing Director Nominations

Director Nomination Process

Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate. The Nominating and Corporate

Governance Committee makes recommendations to the Board regarding the size and composition of the Board. The Nominating and Corporate Governance Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of the Company’s business and, in furtherance of this goal, for proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills. The Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors.

Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of other advisors, through the recommendations submitted by shareholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Candidates recommended by shareholders and other stakeholders are given appropriate consideration in the same manner as other candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualifications and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates as director nominees for election to the Board for the Board’s approval.

Qualifications

The Nominating and Corporate Governance Committee may receive from shareholders and others recommendations for nominees for election to the Board and recommend to the Board candidates for Board membership for consideration by the shareholders at the annual meeting of Shareholders. In recommending candidates to the Board, the Nominating and Corporate Governance Committee takes into consideration the Board’s criteria for selecting new directors, including, but not limited to, integrity, past achievements, judgment, intelligence, relevant experience and the ability of the candidate to devote adequate time to Board duties. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for any Board candidate. We do however consider diversity in reviewing director candidates and do not discriminate on the basis of race, religion, sexual orientation, sex or national origin. Under Dutch law, as a company with fewer than 30% of the directors being women, we are required to disclose the rationale behind our failure to have a specified diversity percentage for the Board and our efforts to obtain such diversity. In order for the Board to fulfill its responsibilities, our Nominating and Corporate Governance Committee believes that the Board should include directors possessing a blend of experience, knowledge and ability, regardless of other characteristics.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Code of Business Conduct and Ethics and Corporate Governance Guidelines and Board Rules

We have adopted a code of business conduct and ethics that is applicable to all of our employees, officers, and directors, including our chief executive officer and chief financial officer.  The code of business conduct and ethics and corporate governance guidelines and board rules are available on our website at www.uniqure.com.  We have also adopted corporate governance guidelines and board rules which are applicable to the company’s management.

In addition to the Listing Rules of the NASDAQ Global Select Stock Market and rules and regulations as promulgated by the SEC, as a Dutch company, our governance practices are governed by the Dutch Corporate Governance Code.  The Dutch Corporate Governance Code (as amended) contains a number of principles and best practices, with an emphasis on integrity, transparency, and accountability as the primary means of achieving good governance.

There is considerable overlap between the requirements we must meet under U.S. rules and regulations and the provisions of the Dutch Corporate Governance Code.  Although we apply several provisions of the Dutch Corporate Governance Code, as a “domestic” issuer, we comply with the Nasdaq corporate governance requirements.

In accordance with the Dutch Corporate Governance Code’s compliance principle of “apply-or-explain,” which permits Dutch companies to be fully compliant with the Dutch Corporate Governance Code by either applying the Dutch practices or explaining why the company has chosen to apply different practices, we disclose in our Dutch statutory annual report that accompanies our Dutch statutory annual accounts to what extent we do not apply provisions of the Dutch Corporate Governance Code, together with the reasons for those deviations.  Our Dutch statutory annual report may be found on the “Investors & Newsroom — Events and Presentations” section of our website at http://www.uniqure.com/investors-newsroom/events-presentations.php.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of our Ordinary Shares to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten-percent holders are required to furnish us with copies of all Section 16(a) forms they file. We were a foreign private issuer until January 1, 2017 and therefore our executive officers, directors and persons who beneficially own more than ten percent of our Ordinary Shares were not required to file reports of their beneficial ownership or changes in beneficial ownership prior to January 1, 2017.

Based solely upon a review of the Forms 3, 4, and 5, as applicable, furnished to us since we ceased to be a foreign private issuer on January 1, 2017, we have determined that our executive officers, directors, and greater-than-ten-percent beneficial owners filed their beneficial ownership and change in ownership reports with the SEC in a timely manner, except as listed below.

Reporting Person	Filing Due Date	Date Filed	Filing
Philip Astley-Sparke	January 3, 2017	January 4, 2017	Form 3
Jonathan Garen	January 3, 2017	January 5, 2017	Form 3
Matthew Kapusta	January 3, 2017	January 5, 2017	Form 3
Maiken Keson-Brookes	January 3, 2017	January 5, 2017	Form 3
Maria E. Cantor	January 3, 2017	January 5, 2017	Form 3
Christian Meyer	January 3, 2017	January 6, 2017	Form 3
Harald Petry	January 3, 2017	January 6, 2017	Form 3
Paul Firuta	January 3, 2017	January 9, 2017	Form 3
Jack Kaye	January 3, 2017	January 10, 2017	Form 3
Alex Kuta	January 27, 2017	February 1, 2017	Form 3
Maria E. Cantor	January 31, 2017	February 21, 2017	Form 4/A
Paul Firuta	January 31, 2017	February 21, 2017	Form 4/A
Jonathan Garen	January 31, 2017	February 21, 2017	Form 4/A
Maiken Keson-Brookes	January 31, 2017	February 21, 2017	Form 4/A
Christian Meyer	January 31, 2017	February 21, 2017	Form 4/A
Harald Petry	January 31, 2017	February 21, 2017	Form 4/A
Matthew Kapusta	February 23, 2017	March 3, 2017	Form 4
Jeremy Springhorn	September 24, 2017	September 26, 2017	Form 3
Jeremy Springhorn	September 22, 2017	September 26, 2017	Form 4

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Pre-Approval Policy Regarding Related Party Transactions

The Board has adopted a related party transactions policy, pursuant to which the Chief Financial Officer and the Audit Committee is charged with reviewing and approving or disapproving related party transactions.  A “Related Party Transaction” under the policy means any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) where the amount involved or proposed to be involved exceeds $120,000 (or its equivalent in any currency), in which the Company or any of its controlled subsidiaries was, is or will be a participant (i.e., not necessarily a party) and in which any Related Party had, has or will have a direct or indirect material interest The “Related Party Transactions Policy” supplements the provisions in the Company’s Code of Business Conduct and Ethics concerning potential conflict of interest situations. Pursuant to the policy, compensation of directors and senior management are reviewed and approved by the Compensation Committee.

This written policy covers transactions or series of transactions in which the Company or any subsidiary participates and a “Related Party” has or will have a direct or indirect material interest. For purposes of this policy, a “Related Party” is:

•                  Each director and executive officer of the Company and any person who was serving as a director and/or executive officer at any time since the beginning of the Company’s last fiscal year;

•                  Any nominee for election as a director of the Company;

•                  Any security holder who, at the time of the occurrence of the transaction, owned beneficially or of record more than 5% of any class of the Company’s voting securities;

•                  Any immediate family member of any of the foregoing persons. An “immediate family member” includes the spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and any person (other than a tenant or employee) sharing the household of a director, executive officer, director nominee or greater than 5% security holder of the Company; and

•                  Any entity that employs any person identified in the above or in which any person identified in the above directly or indirectly owns or has a material interest.

Pursuant to the Related Party Transactions Policy, each Company executive officer, director or nominee for director or any other officer or employee who intends to cause the Company to enter into a related party transaction must fully disclose to the chief financial officer all material facts concerning a prospective transaction or arrangement involving the Company in which such person may have an interest. The Chief Financial Officer will review the information and make a preliminary, written conclusion as to whether the transaction is a related party transaction.  If the preliminary conclusion is that the transaction would be a related party transaction, the chief financial officer will present the information and his conclusion to the Audit Committee for review. If a member of the Audit Committee is involved in the transaction, that member will not participate in determining whether the related party transaction is approved or ratified by the Audit Committee. Annually, the Audit Committee will review any previously approved or ratified related party transactions that are continuing and determine based on then-existing facts and circumstances.

Before any related person transaction is approved, the following factors are to be considered:

•                  the Related Party’s interest in the transaction;

•                  the approximate value of the aggregate amount involved in the transaction;

•                  the approximate value of the amount of the Related Party’s interest in the transaction;

•                  a summary of the material terms of and facts relating to the transaction, including any documentation or proposed documentation for the transaction, and identification of the area(s) of the Company’s business directly relevant to the transaction;

•                  where the transaction involves the purchase or sale of products, property or services, the availability of comparable products, property or services from or to (as applicable) unrelated third-party sources;

•                  whether the transaction was undertaken in the ordinary course of business of the Company;

•                  an assessment of whether the transaction’s terms are comparable to terms available from or to (as applicable) unrelated third parties in an arms-length transaction;

•                  the purpose of, and the potential benefits to the Company of the transaction; and

•                  any other information regarding the transaction or the Related Party in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Approval of a transaction under the policy will be granted only if it is determined that, under all of the circumstances, the transaction is in, or not inconsistent with, the best interests of the Company.

Review of Related Party Transactions

Since January 1, 2017, we have engaged in the following transactions with the members of our Board, senior management, parties that held more than 5% of our Ordinary Shares during that period, and their affiliates, which we refer to as our related parties. Each of these transactions was approved in accordance with our Related Transactions Policy.

Grants of Options to Related Parties

We grant options to members of the Board and senior management.  Details of options granted are included within the beneficial ownership table below.

4D Molecular Therapeutics Collaboration

In January 2014, we entered into a collaboration and license agreement with 4D Molecular Therapeutics.   4D Molecular Therapeutics is a company co-founded by Dr. David Schaffer, who was appointed to our Board in January 2014 pursuant to the terms of that collaboration.  In connection with this transaction, we agreed to provide specified research and development financing, are obligated to make certain upfront, royalty and milestone payments, and granted an option to Dr. Schaffer to purchase up to 609,744 Ordinary Shares at an exercise price of €0.05 per share. At October 1, 2014, 25% of the options vested (expiring at December 28, 2014), 50% of the options vested at January 31, 2015 (expiring on December 28, 2015) and the remainder vested on January 31, 2016 (expiring on December 28, 2016).  The collaboration and license agreement expired in accordance with its terms.

BMS

In April 2015, we and Bristol Myers Squibb (“BMS”) entered into various commercial and investment agreements providing BMS exclusive access to uniQure’s gene therapy technology platform for multiple targets in cardiovascular and other target-specific disease areas.  We received $50 million in upfront payments upon effectiveness of the licensing and collaboration transaction in May 2015. An additional $15 million payment was received in July 2015 upon designation of three additional collaboration targets by BMS.  In addition, pursuant to the collaboration agreements, in June 2015, BMS purchased 1,112,319 of our Ordinary Shares for aggregate consideration of $37.6 million.  Immediately after the issuance, BMS owned 4.9% of our outstanding Ordinary Shares.  In August 2015, we issued an additional 1,275,789 of our Ordinary Shares to BMS for aggregate consideration of $37.9 million.  Immediately after the issuance, BMS owned 9.9% of our outstanding Ordinary Shares. We recognized $4.1 million in license revenue from BMS for the year ended December 31, 2017 (2016: $3.9 million.)

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT(1)

Based on information publicly filed and provided to us by certain holders, the following table shows the number of our Ordinary Shares beneficially owned as of March 31, 2018, by (i) each person known by us to beneficially own more than five percent of our voting securities, (ii) each named executive officer, (iii) each of our directors, (iv) each of our director nominees, and (v) all of our current named executive officers and directors as a group.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Ordinary Shares that could be issued upon the exercise of outstanding equity awards and warrants held by that person that are currently exercisable or exercisable within 60 days of March 31, 2018 are considered outstanding.  As of March 31, 2018, we had 31,771,816 Ordinary Shares outstanding. Unless otherwise stated in a footnote, each of the beneficial owners listed below has direct ownership of and sole voting power and investment power with respect to our Ordinary Shares.

Unless otherwise noted below, the address of each director and named executive officer is c/o uniQure N.V., Paasheuvelweg 25a, 1105BP Amsterdam, the Netherlands.

Name and Address of	Ordinary Shares Beneficially Owned
Beneficial Owner	Number	Percent
5% or Greater Shareholders (“Major Shareholders”):
Entities affiliated with Forbion (1)	4,386,787	13.81%

Bristol-Myers Squibb Company (2)	2,388,108	7.52%

Coller International Partners V-A, L.P. (3)	5,527,492	17.40%

FFM, LLC (4)	3,080,080	9.69%

Nantahala Capital Management, LLC (5)	2,380,890	7.49%
Directors and Named Executive Officers

Matthew Kapusta	319,451	1.00%

Madhavan Balachandran	0	*

Philip Astley-Sparke	59,085	0.19%

Jack Kaye	23,497	0.07%

David Schaffer	26,656	0.08%

Paula Soteropoulos	39,122	0.12%

Jeremy P. Springhorn, Ph.D.	0	*

Paul Firuta	87,651	0.28%

Jonathan Garen	47,026	0.15%

Harald Petry (6)	31,432	0.10%

Equity awards of all directors and named executive officers as a group (10 persons) (7)	633,920	1.99%

Directors and Named Executive Officers Total	633,920	1.99%

Major Shareholders, Directors and Named Executive Officers Total	14,010,490	44.10%

* Denotes less than 0.01% beneficial ownership.

(1)                     The number of shares reported is based solely on the Schedules 13G/A filed by Forbion I Management B.V. on February 14, 2018 and Forbion I Co II Management B.V. on February 14, 2018 and with respect to Coöperative AAC LS U.A., a review of the Company’s registered shareholders as of March 31, 2017. Forbion’s beneficial ownership consists of (i) 987,673 Ordinary Shares held by Coöperative AAC LS U.A.., or Coöperative, (ii) 1,533,620 Ordinary Shares held by Forbion Co-Investment Coöperatief U.A., or FCI and (iii) 1,865,494 Ordinary Shares held by Forbion Co-Investment II Coöperatief U.A., or FCI II. Forbion 1 Management B.V., the director of Coöperative and FCI, and Forbion 1 Co II Management B.V., the director of FCI II, and Forbion Capital Partners Management Services B.V., or Forbion Capital Partners, may be deemed to have voting and dispositive power over the Ordinary Shares held by Coöperative, FCI and FCI II. Investment decisions with respect to the Ordinary Shares held by Coöperative, FCI and FCI II can be made by any two of the duly authorized representatives of Coöperative, FCI and FCI II. The address of Forbion Capital Partners, Coöperative, FCI and FCI II is PO Box 5187, 14101 AD Naarden, The Netherlands.

(2)                     The registered office of Bristol-Myers Squibb Company is 345 Park Avenue, New York, NY 10154, United States. The number of shares reported is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Bristol-Myers Squibb Company on August 17, 2015.

(3)                     Coller International Partners V-A, L.P.’s beneficial ownership consists of (i) 2,118,520 Ordinary Shares held by Coller International Partners V-A, L.P., or Coller; (ii) 987,673 Ordinary Shares held by Coöperative; (iii) 1,530,501 Ordinary Shares held by FCI; and (iv) 1,865,494 Ordinary Shares held by FCI II. Coller is a limited partner of the Forbion funds. Coller has no dispositive or voting power over Ordinary Shares held by the Forbion funds and disclaims beneficial ownership of such Ordinary Shares except to the extent of its pecuniary interest therein. See footnote 1 above. The general partner of Coller is Coller International General Partner V, L.P. of which Coller Investment Management Limited, or CIM, is the general partner. The directors of CIM are Jeremy Joseph Coller, Cyril Joseph Mahon, Roger Alan Le Tissier, Paul McDonald, Peter Michael Hutton, John Charlton Loveless and Andrew Thane Maden Hitchon and may be deemed to share voting and dispositive power with respect to the ordinary shares held by Coller. The CIM directors disclaim beneficial ownership of such Ordinary Shares except to the extent of their pecuniary interest therein. The address of Coller is c/o Coller Investment Management Limited, PO Box 255, Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands.

(4)                     The registered office of FMR, LLC is 245 Summer Street, Boston, Massachusetts 02210, United States. The number of shares reported is based solely on a Schedule 13d-1 (b) filed with the Securities and Exchange Commission by FMR, LLC on January 9, 2018.

(5)                     The registered office of Nantahala Capital Management, LLC is 19 Old Kings Highway S, Suite 200, Darien, CT 06820, United States. The number of shares reported is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Nantahala Capital Management, LLC on February 14, 2018.

(6)                     Dr. Petri’s employments ended effective December 31, 2017.

(7)                     Includes for the persons listed below the following Ordinary Shares subject to options held by that person that are currently exercisable or become exercisable within 60 days of March 31, 2018 as well as Ordinary Shares:

Name	Options	Ordinary shares
Matthew Kapusta	231,250	88,201
Philip Astley-Sparke	35,625	23,460
Jack Kaye	15,375	8,122
David Schaffer	16,000	10,656
Paula Soteropoulos	26,000	13,122
Paul Firuta	76,015	11,636
Jonathan Garen	35,390	11,636
Harald Petry(6)	4,305	27,127
Directors and Named Executive Officers Total	439,960	193,960

Securities Authorized for Issuance under Equity Compensation Plans

The table below provides information about our Ordinary Shares that may be issued under our 2014 Amended and Restated Share Option Plan (the “2014 Restated Plan”),our predecessor plans and outside these plans as of March 31, 2018:

Plan Category	(a)Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights (1)		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2012 Equity Incentive Plan (Equity Compensation Plan Approved by Security Holders)	63,818		$7.55	(2)	—
2014 Restated Plan (Equity Compensation Plan Approved by Security Holders)	3,498,443	(3)	$8.93		823,897
Equity Compensation Plans Not Approved by Security Holders (4)	600,000		$6.15		—	(5)
Total	4,162,261		$8.51		823,897

(1)                      The exercise price for our RSU and PSU awards is $0.00 and is included in the weighted-average exercise price of outstanding options, warrants and rights.

(2)                      The exercise price of outstanding options is denominated in euro and translated to $ at the foreign exchange rate as of March 31, 2018.

(3)                      The PSU Awards in the foregoing table are measured at target for the outstanding performance-based awards.

(4)                      These awards include inducement grants entered into by the Company outside of the 2014 Restated Plan and the predecessor plans.

(5)                     At the 2017 annual general meeting of shareholders held on June 14, 2017, our Board was granted the authority to issue a maximum of 19.9% of the Company’s aggregate issued capital outside of a public offering.  Ordinary Shares may be issued as part of inducement or other option grants, but are not restricted to that purpose

COMPENSATION COMMITTEE REPORT

The Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended.

The Compensation Committee has reviewed and discussed the Management Compensation and Director Compensation disclosures with the Company’s management and, based upon such discussions, the Compensation Committee recommended to the Board that the Management Compensation and Director Compensation disclosures be included in this Proxy Statement.

The Compensation Committee

/s/ Jack Kaye
Jack Kaye, Chairman

/s/ Madhavan Balachandran
Madhavan Balachandran

/s/ Paula Soteropoulos
Paula Soteropoulos

MANAGEMENT COMPENSATION

This section discusses the principles and policies underlying our executive compensation program for our named executive officers.  The Compensation Committee oversees our executive compensation programs and approves or makes recommendations to the Board for approval where appropriate and required by the Compensation Committee’s charter.  In this role, the Compensation Committee reviews and approves all compensation decisions relating to our named executive officers.  For fiscal 2017, the following were our named executive officers:

Name	Position
Matthew Kapusta	Chief Executive Officer and interim Chief Financial Officer Principal Executive Officer and Principal Financial Officer
Harald Petry	Chief Scientific Officer (1)
Paul Firuta	Chief Commercial Officer
Jonathan Garen	Chief Business Officer

(1) Dr. Petry’s employment ended effective December 31, 2017.

Objectives of the Company’s Executive Compensation Programs

As determined by the Compensation Committee, the Company’s compensation programs for its senior management is designed to achieve the following objectives:

•                  motivate our senior management to achieve the Company’s annual and long-term corporate objectives and strategies;

•                  provide compensation opportunities that are competitive with similarly sized biotechnology companies;

•                  align executive interests with those of our Shareholders; and

•                  attract and retain talented executives.

Elements of Executive Compensation

At the 2016 Annual General Meeting, the annual meeting of Shareholders adopted a remuneration policy (the “Remuneration Policy”), which structures the compensation granted to our senior managers. The Company’s current executive compensation package for senior management focuses on a fixed base salary, short-term incentives (cash bonus), long-term incentives (equity awards), pension benefits and other benefits. Senior managers are also eligible to receive severance payments under certain circumstances, as further described below.  We utilize base salary to incentivize company and individual performance in relation to competitive market conditions. Short-term incentives are tied to the achievement of pre-determined performance criteria. Our long-term incentives consist of annual and periodic equity awards linked to continued employment and, at the Board’s discretion, the achievement of certain performance targets. Severance and change in control benefits are used to help ensure we retain our executive talent.

The Compensation Committee determines, in its sole discretion, the appropriate components of senior management’s compensation package. Our senior managers’ overall compensation may increase or decrease year-to-year based upon, among other things, his or her annual performance or changes in his or her responsibilities.

Base Salary

As described below, our senior managers receive a base salary, the terms of which are subject to each of their individual employment agreements. Adjustments to base salary may be based upon a number of factors, pursuant to the Company’s standard practices, including seniority, scope of responsibilities, individual performance, contributions to the Company and the Company’s overall financial and stock price performance.  The Compensation

Committee annually reviews each senior manager’s base salary and may adjust such senior manager’s base salary after considering his or her responsibilities, performance and contributions to the Company and the Company’s performance.

Short-Term Incentives (Annual Cash Bonus)

The Company’s short-term incentives to senior managers consist of discretionary annual cash bonuses. The annual cash bonus for senior managers is linked to the achievement of pre-determined performance targets approved by the Board.  The award of any bonuses shall be subject to the approval of the Board in its discretion.

Long-Term Incentives (Equity Awards)

The Company’s 2014 Restated Plan provides that the Board may grant equity awards to senior managers.  These grants include annual and periodic equity awards linked to continued employment and, at the Board’s discretion, the achievement of certain performance targets. Such grants as they apply to our named executive officers are fully described below. Pursuant to the 2014 Restated Plan, senior managers may be granted options, restricted share units or performance share units (PSUs). PSU grants are linked to specific performance criteria as determined by the Board and will be earned based on the actual achievement of this specific criteria during the performance period, typically one year following the date of grant (known as the performance period), as determined by the Board.  The vesting period applicable to the PSUs will be set by the Board at the time of grant and is typically three years following the date of the grant.  Upon vesting of the PSUs, shares are automatically granted to the grantee.

Employment Agreements

Matthew Kapusta

Prior to becoming our chief executive officer, Mr. Kapusta served as our chief financial officer. On December 9, 2014, the Company entered into an employment agreement with Mr. Kapusta for the role of chief financial officer (the “Kapusta CFO Agreement”). On March 14, 2017 (the “First Kapusta Amendment”) and October 26, 2017 (the “Second Kapusta Amendment,” together with the First Kapusta Amendment, the Kapusta Agreement Amendments), the Company entered into amendments to the Kapusta CFO Agreement in connection with his new role as chief executive officer (the Kapusta CFO Agreement as amended by the Kapusta Agreement Amendments being the “Kapusta Employment Agreement”).  The Kapusta Employment Agreement provides that Mr. Kapusta will earn a base salary equal to $450,000 per year, plus reimbursement of expenses incurred on the Company’s behalf. Effective as of January 1, 2018, Mr. Kapusta’s base salary was increased to $500,000 per year. In Mr, Kapusta is also eligible for an annual performance bonus with a target for 2017 of 50% of his base salary and a grant of restricted share units as further described in the Kapusta Employment Agreement. The termination provisions or the Kapusta Employment Agreements are further discussed below. The term of the Kapusta Employment Agreement is through December 31, 2018. A copy of the Kapusta CFO Agreement was filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K as filed with the SEC on March 15, 2017.  A copy of the First Kapusta Amendment was filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K as filed with the SEC on March 15, 2017.  A copy of the Second Kapusta Amendment was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q as filed with the SEC on November 1, 2017. The foregoing descriptions of the Kapusta Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreement.

Harald Petry

Dr. Petry was employed as the Company’s Chief Scientific Officer and the Company first entered into an employment agreement with Dr. Petry on May 1, 2007 (the “Original Petry Employment Agreement”), which was replaced with an agreement entered into on November 15, 2012 (the “2012 Petry Employment Agreement”). The 2012 Petry Employment Agreement was amended on March 6, 2017 (the “Petry Employment Amendment”, together with the Original Petry Employment Agreement and 2012 Petry Employment Agreement, the “Petry Employment Agreement”). Dr. Petry left employment with the Company on December 31, 2017 pursuant a settlement agreement entered into with the Company on September 1, 2017 (the “Petry Termination Agreement”).

In March 2017, Dr. Petry received a letter from the Company (the “Petry 2017 Letter”) establishing that his base salary for 2017 was to be set at €250,000.00 per year and that Dr. Petry would be entitled to participate in the 2017 equity grants. The Petry 2017 letter also provided that Dr. Petry was entitled to a bonus of €69,296.36 for 2016, which represented 28% of his 2016 annual base salary (which was set at €247,487). The Petry Employment Agreement provides for the reimbursement of expenses consistent with the Company employment manual. The Petry Employment Agreement was to be for an indefinite term (up to the time at which Dr. Petry is to reach the legal retirement age in the Netherlands, currently 67 years of age) which could be terminated by either party with 4 months notice by the Company and 2 months notice by Dr. Petry. As noted above, Dr. Petry left employment with the Company on December 31, 2017 pursuant to the Petry Termination Agreement. Payments due upon termination pursuant to the Petry Employment Agreement and Petry Termination Agreement are discussed below.

Paul Firuta

Mr. Firuta entered into an employment agreement with the Company on April 1, 2016 for the role of Chief Commercial Officer (the “Firuta Employment Agreement”). The Firuta Employment Agreement provides that Mr. Firuta will receive a base salary of $325,000 per year, subject to a merit increase at the sole discretion of the Company and a discretionary bonus of up to 35% of annual base salary (with any such bonus for 2016 being pro rated for length of service). Under the Firuta Employment Agreement, Mr. Firuta is also entitled to expenses and reimbursements.  He was also entitled to a new hire grant of an option to purchase 125,000 ordinary shares in the Company pursuant to the Company’s equity incentive plan and would be eligible for future grant awards. In March 2017, Mr. Firuta received a letter (the “Firuta 2017 Letter”) which provided that his 2017 base salary would be $350,000 and his 2016 bonus would be $63,147.50. The Firuta 2017 Letter also provides that Mr. Firuta will be entitled to participate in the 2017 equity grants. The termination provisions or the Firuta Employment Agreements are further discussed below. The Firuta Employment Agreement is to continue in force from year to year unless terminated in accordance with its terms.

Jonathan Garen

Mr. Garen entered into an employment agreement with the Company on June 15, 2016 for the role of Chief Business Officer (the “Garen Employment Agreement”). The Garen Employment Agreement provides that Mr. Garen will receive a base salary of $340,000 per year, subject to review at the sole discretion of the Company and a discretionary bonus of up to 35% of annual base salary (with any such bonus for 2016 being pro rated for length of service). Under the Garen Employment Agreement, Mr. Garen is also entitled to expenses and reimbursements.  He was also entitled to a grant of an option to purchase 50,000 ordinary shares in the Company pursuant to the Company’s equity incentive plan and would be eligible for future grant awards. In March 2017, Mr. Garen received a letter (the “Garen 2017 Letter”) which provided that his 2017 base salary would be $348,500 and his 2016 bonus would be $48,314. The Garen 2017 Letter also provides that Mr. Garen will be entitled to participate in the 2017 equity grants. The termination provisions or the Garen Employment Agreements are further discussed below. The Garen Employment Agreement is to continue in force from year to year unless terminated in accordance with its terms.

Other Executive Compensation Policies

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), generally disallows a tax deduction for compensation in excess of $1.0 million paid to our named executive officers whose compensation is required to be disclosed to our Shareholders under the Exchange Act.  Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met.  The Company seeks to structure the performance-based portion of any executive compensation package to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to the Company.  However, the Compensation Committee may recommend to the Board compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

“Nonqualified deferred compensation” is required by Section 409A of the Internal Revenue Code to be paid under plans or arrangements that satisfy certain statutory requirements regarding timing of deferral elections, timing of payments and certain other matters.  Employees and service providers who receive compensation that fails to satisfy these requirements may be subject to accelerated income tax liabilities, a 20% excise tax, penalties and interest on their compensation under such plans.  The Company seeks to design and administer our compensation and benefits plans and arrangements for all of our employees and service providers, including our named executive officers, to keep them either exempt from or in compliance with the requirements of Section 409A.

Sections 280G and 4999 of the Internal Revenue Code impose certain adverse tax consequences on compensation treated as excess parachute payments. An executive is treated as having received excess parachute payments if such executive receives compensatory payments or benefits that are contingent on a change in control, and the aggregate amount of such payments and benefits equal or exceeds three times the executive’s base salary amount. The portion of the payments and benefits in excess of one times base salary amount are treated as excess parachute payments and are subject to a 20% excise tax, in addition to any applicable federal income and employment taxes.

Deferred Compensation and Retirement Plans

The Company operates a qualified 401(k) Plan for all employees at its Lexington facility in the USA.  The uniQure, Inc. 401(k) Plan is an employee contribution plan only, and there are no employer contributions currently being made.  The uniQure Inc. 401(k) Plan offers both a before tax and after tax (Roth) component, which are subject to IRS statutory limits for each calendar year.

The Company operates a defined contribution pension plan for all employees at its Amsterdam facility in the Netherlands, which is funded by the Group through payments to an insurance company.

Equity Incentive Plan

The 2014 Restated Plan enables the Board to among others grant options, Restricted Stock Units (RSUs) and PSUs.  The purpose of the 2014 Restated Plan is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the group and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders.

The terms of the PSUs are further discussed above. For both RSUs and PSUs, the shares are automatically issued to the grantee upon the vesting of the award.

Under the Restated 2014 Plan, the maximum number of Ordinary Shares available is currently limited to 5,601,471.  As of March 31, 2018, 823,897 Ordinary Shares remain available for grant under the Restated 2014 Plan. We have proposed to increase the Ordinary Shares available for grant under the Restated 2014 Plan by 3,000,000, so that in the event of shareholder approval of the increase at the AGM, we will have 3,823,897 Ordinary Shares available under the Restated 2014 Plan.

Role of Executive Officer in Determining Executive Compensation

The Compensation Committee and Board approve all compensation decisions related to our named executive offices. Such decisions by the Compensation Committee regarding compensation were made independently from our named executive officers.

Stock Ownership Requirements and Hedging Policies

Currently, the Company does not have any formal stock ownership requirements or any specific hedging policies related to stock ownership.

Risk Considerations

The Compensation Committee annually evaluates whether there are potential risks arising from the Company’s compensation policies and practices.  Based on such evaluation, the Compensation Committee believes that the Company’s compensation policies and practices do not encourage executives to take excessive risks because the various elements of the Company’s executive compensation policies and practices diversify the risks associated with any single element of the executive’s compensation.  Instead, the elements of the Company’s executive compensation policy are, collectively, designed to achieve the Company’s annual and long-term corporate objectives and strategies.

SUMMARY COMPENSATION TABLE

The following table summarizes the annual compensation paid to our named executive officers for the two fiscal years ended December 31, 2017 and 2016.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Matthew Kapusta, Chief Executive Officer and Principal Financial Officer	2017	468,109	257,624	2,612,217	560,496	31,088	3,929,535
	2016	379,996	142,325	111,129	574,938	29,230	1,237,640
Harald Petry, Chief Scientific Officer (1)	2017	199,769	—	1,178,292	79,271	486,339	1,943,671
	2016	262,261	76,938	29,822	88,377	46,286	503,684
Paul Firuta, Chief Commercial Officer	2017	350,000	140,261	613,737	270,283	33,212	1,407,492
	2016	213,281	73,712	15,921	158,326	24,027	485,267
Jonathan Garen, Chief Business Officer	2017	348,500	139,659	613,737	87,469	30,043	1,219,407
	2016	155,762	57,834	15,921	27,216	18,052	274,786

(1) Dr. Petry’s employment ended effective December 31, 2017.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END (2017)

The following table contains information concerning exercisable stock options with respect to our Ordinary Shares granted to our named executive officers that were outstanding on December 31, 2017.

		Option Awards (1)					Stock Awards (2)
Name	Type of Equity Award	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Yet Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Yet Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested ($)
Matthew Kapusta, Chief Executive Officer and Chief Financial Officer (5)	Options	68,750	31,250	—	14.71	2025	—	—	—	—
	Options	56,250	43,750	—	23.60	2025	—	—	—	—
	Options	31,250	68,750	—	7.53	2026	—	—	—	—
	Options	—	175,000	—	6.22	2027	—	—	—	—
	RSUs	—	—	—	—	—	175,000	3,428,250	—	—
	PSUs	—	—	—	—	—	—	—	23,064	451,824
	PSUs	—	—	—	—	—	—	—	209,625	4,106,554

Jonathan Garen, Chief Business Officer	Options	15,625	34,375	—	7.60	2026	—	—	—	—
	Options	43,250	—	—	5.37	2027	—	—	—	—
	RSU’s	—	—	—	—	—	17,500	342,825	—	—
	PSUs	—	—	—	—	—	—	—	56,115	1,099,293

Paul Firuta, Chief Commercial Officer	Options	46,875	78,125	—	12.98	2026	—	—	—	—
	Options	43,250	—	—	5.37	2027	—	—	—	—
	RSUs	—	—	—	—	—	17,500	342,825	—	—
	PSUs	—	—	—	—	2026	—	—	56,115	1,099,293

Harald Petry, (former) Chief Scientific Officer (6)	Options	18,750	—	—	9.35	2018	—	—	—	—
	Options	8,750	—	—	18.21	2018	—	—	—	—
	RSUs	—	—	—	—	—	17,500	342,825	—	—
	PSUs	—	—	—	—	—	—	—	12,000	235,080
	PSUs	—	—	—	—	—	—	—	56,115	1,099,293

(1) The option grants typically vest over four years; 25% on the anniversary of the grant date and in equal monthly installments thereafter.

(2) RSU and PSU awards are valued based on the closing stock price of the Company on December 29, 2017 ($19.59)

(3) RSU awards vest 100% on the first anniversary following the grant date.

(4) PSU awards vest three years following the date of the grant, subject to the achievement of performance metrics.

(5) Mr. Kapusta served as our Chief Financial Officer since January 2015 and was appointed as our interim Chief Executive Officer on September 2016. He was appointed Chief Executive Officer on December 14, 2016 and has served as Chief Executive Officer since then.  He has remained the interim Chief Financial Officer of the Company.

(6) Dr. Petri’s employment ended effective December 31, 2017.

Potential Payments upon Termination or Change of Control

Our employment agreements with our named executive officers provide for payments for such named executive officers upon termination in certain circumstances, including in the event of change in control.

Matthew Kapusta

The Kapusta Employment Agreement requires us to provide compensation and/or other benefits to Mr. Kapusta during his employment and in the event of that executive’s termination of employment under certain circumstances and in the event of termination as a result of a change in control. Those arrangements are described in greater detail below. All severance payments and benefits described below (except for Accrued Benefits) are conditioned upon the execution and delivery to the Company of a General Release of Claims.

Other than in the event of a Change of Control Termination (described below), pursuant to the terms of the Kapusta Employment Agreement, if the Company terminates Mr. Kapusta’s employment (or fails to renew the Kapusta Employment Agreement) without Cause (defined below) or if Mr. Kapusta resigns or opts not to renew the Kapusta Employment Agreement for Good Reason (defined below), then Mr. Kapusta is entitled to Accrued Benefits (as defined below), twelve months of base salary, a lump sum bonus payment, accelerated vesting of options and restricted share unit awards which remain unvested as of the termination date, accelerated vesting of performance share unit awards to the extent then earned which remain unvested as of the termination date, and the continuation of certain other benefits.

If Mr. Kapusta’s employment with the Company terminates due to his death or disability, he will be entitled to Accrued Benefits and a lump sum bonus payment.

In the event of a Change of Control Termination (as defined below), Mr. Kapusta will be entitled in such circumstances to a lump sum payment equal to two times Mr. Kapusta’s then-current base salary (as defined in the Agreement) to be paid no later than sixty days after the termination date, his bonus (as defined in the Agreement) for the year of termination pro-rated based upon Mr. Kapusta’s termination date, and a lump sum representing and additional two times Mr. Kapusta’s bonus, to be paid no later than sixty days following the termination date.

In the event that Mr. Kapusta incurs excise tax liability pursuant to section 4999 of the Internal Revenue Code, as amended, he will be entitled to certain reductions in his severance payments which will have the result of providing him certain tax relief, all pursuant to the Kapusta Employment Agreement.

If Mr. Kapusta’s employment with the Company is terminated voluntarily without Good Reason by Mr. Kapusta, for Cause by the Company, upon a vote of the general meeting of the Company’s shareholders to dismiss him or upon a vote of the Board to recommend dismissal from his positions at the Company to the general meeting of the Company’s shareholders and /or to suspend Mr. Kapusta from his positions, then Mr. Kapusta is not entitled to any severance.

“Accrued Benefit” means (a) payment of base salary through the termination date, (b) payment of any bonus for performance periods completed prior to the termination date, (c) any payments or benefits under the Company’s benefit plans that are vested, earned or accrued prior to the termination date (including, without limitation, earned but unused vacation); (d) payment of unreimbursed business expenses incurred by Mr. Kapusta; and (e) rights to indemnification and directors’ and officers’ liability insurance coverage, under any agreement between the Company and Mr. Kapusta, and/or under any of the Company’s organizational documents.

“Cause” means the good faith determination by the Company, after written notice from the Board to Mr. Kapusta that one or more of the following events has occurred and stating with reasonable specificity the actions that constitute Cause and the specific reasonable cure (related to sections (a) and (h) below): (a) Mr. Kapusta has willfully or repeatedly failed to perform his material duties in his capacity as chief executive officer or as a statutory director, and such failure has not been cured after a period of thirty (30) days’ notice; (b) any reckless or grossly negligent act by Mr. Kapusta having the foreseeable effect of injuring the interest, business or reputation of the Company, or any of its parent, subsidiaries or affiliates in any material respect and which did in fact cause such material injury; (c) Mr. Kapusta’s evidenced use of any illegal drug, or illegal narcotic, or excessive amounts of alcohol (as determined by the Company in its reasonable discretion) on Company property or at a function where Mr. Kapusta is working on behalf of the Company; (d) the indictment on charges or conviction for (or the procedural equivalent or conviction for), or entering of a guilty plea or plea of no contest with respect to a felony; (e) the conviction for (or the procedural equivalent or conviction for), or entering of a guilty plea or plea of no contest with respect to a misdemeanor which, in the Board’s reasonable judgment, involves moral turpitude deceit, dishonesty or fraud, except that, in the event that Mr. Kapusta is indicted on charges for a misdemeanor set forth above, the Board may elect, in its sole discretion, to place Mr. Kapusta on administrative garden leave with continuation of full compensation and benefits under this Agreement during the pendency of the proceedings; (f) conduct by or at the direction of Mr. Kapusta constituting misappropriation or embezzlement of the property of the Company, or any of its parents or affiliates (other than the occasional, customary and de minimis use of Company property for personal purposes); (g) a breach by Mr. Kapusta of a fiduciary duty owing to the Company, including the misappropriation of (or attempted misappropriation of) a corporate opportunity or undisclosed self-dealing; (h) a material breach by Mr. Kapusta of any material provision of this Agreement, any of the Company’s written employment policies or Mr. Kapusta’s fiduciary duties to the Company, which breach, if curable, remains uncured for a period of thirty (30) days after receipt by Executive of written notice of such breach from the Board, which notice shall contain a reasonably specific description of such breach and the specific reasonable cure requested by the Board; and (i) any breach of Section 6 of the Kapusta Employment Agreement.

“Change of Control” means any of the following: (a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing forty (40) percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or (b) the date a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or (c) the consummation of (1) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the Company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), or (2) any sale or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.

“Change of Control Termination” means (a) any termination by the Company of Mr. Kapusta’s employment, other than for, that occurs within the period that starts ninety (90) days preceding the Change of Control and ends on the one-year anniversary of the Change in Control; or (b) any resignation by Mr. Kapusta for Good Reason, that occurs within the period that starts ninety (90) days preceding the Change of Control and ends on the one-year anniversary of the Change in Control.

“Good Reason” means that Mr. Kapusta has complied with the Good Reason Process (hereinafter defined) following the occurrence of any of the following events: (a) a material diminution in Mr. Kapusta’s responsibilities, authority or duties (excluding any duties associated with any position that Mr. Kapusta may hold at the Company); (b) a diminution in Mr. Kapusta’s base salary, except for across-the-board salary reductions, based on the Company’s financial performance, similarly affecting all or substantially all other senior management employees of the Company, which reduction does not occur before January 1, 2016 and does not reduce Mr. Kapusta’s base salary (in the aggregate with any similar reductions during the term of employment) by more than 20% from Mr. Kapusta’s highest base salary; (c) a material change in the geographic location at which Mr. Kapusta provides services to the Company (i.e., outside a radius of fifty (50) miles from Boston, Massachusetts); or (d) the material breach of the Kapusta Employment Agreement by the Company (each a “Good Reason Condition”).

“Good Reason Process” means that (a) Mr. Kapusta reasonably determines in good faith that a Good Reason Condition has occurred; (b) Mr. Kapusta notifies the Board in writing of the first occurrence of the Good Reason Condition within sixty (60) days of the first occurrence of such condition; (c) Mr. Kapusta cooperates in good faith with the Company’s efforts, for a period not less than thirty (30) days following such notice (the “Cure Period”), to remedy the Good Reason Condition; (d) notwithstanding such efforts, the Good Reason Condition continues to exist; and (e) Mr. Kapusta terminates the his employment within sixty (60) days after the end of the Cure Period. If the Company cures the Good Reason Condition during the Cure Period, Good Reason shall be deemed not to have occurred.

Harald Petry

As discussed above, Dr. Petry left the employment of the Company on December 31, 2017 pursuant to the Petry Termination Agreement.   Under the Petry Termination Agreement, Dr. Petry was entitled to €202,546.26 gross pay, subject to authorized deductions, and a bonus of €76,562.49 for 2017. Also pursuant to the Petry Termination Agreement, certain of Dr. Petry’s equity awards, including 56,115 PSUs and 17,500 RSUs vested on January 3, 2018 and Dr. Petry is entitled to exercise stock options awarded under the 2014 Restated Plan.

Under the Petry Employment Agreement, in the event that the Petry Employment Agreement is terminated on the initiative of the Company, other than in the case of summary dismissal as referred to in article 7:677 of the Dutch Civil Code (“DCC”), long term illness (article 7:669 section 3 under b DCC) or severely culpable acts or omissions by Dr. Petry as referred to in article 7:669 section 3 under e DCC, the Company was required to grant Dr. Petry severance pay equal to 100% of his annual base salary excluding 8% holiday allowance (“Petry Severance Pay”) subject to authorized deductions. If Dr. Petry is to be exempted from work during the notice period, the Petry Severance Pay will be reduced by the period of exemption, provided that the Petry Severance Pay will be at least equal to the statutory transition payment in article 7:673 of the DCC.  If Dr. Petry is entitled to a transition payment as referred to in article 7:673 of the DCC, this transition payment shall deemed to be factored into the Petry Severance Pay.

Paul Firuta

The Firuta Employment Agreement requires us to provide compensation and/or other benefits to Mr. Firuta during his employment and in the event of that executive’s termination of employment under certain circumstances and in the event of termination as a result of a change in control. Those arrangements are described in greater detail below. All severance payments and benefits described below (except for Accrued Benefits (defined below)) are conditioned upon the execution and delivery to the Company of a General Release of Claims.

Pursuant to the terms of the Firuta Employment Agreement, if the Company terminates Mr. Firuta’s employment other than due to the death or Disability (defined below) of Mr. Firuta, or without Cause (defined below) or if Mr. Firuta resigns for Good Reason (defined below) or upon a Change of Control Termination (defined below), then Mr. Firuta is entitled to: (i) Accrued Benefits (as defined below); (ii) twelve months of base salary; and (iii) if Mr. Firuta and his eligible dependents are participating the Company’s health, dental and vision plans and elect to continue coverage through COBRA the Company will pay or reimburse the full cost of premiums until the earlier of (i) the 12 month anniversary of the termination date; (ii) the date that Mr. Firuta becomes eligible to enroll in the health, dental and vision plans of another employer; or (iv) the Company determines in good faith that these payments would result in a discriminatory health plan under the Patient Protection and Affordable Care Act of 2010. In the event of a Change of Control Termination, to avoid duplication of severance payments, any amount paid per the above will be offset by severance amounts paid pursuant to the Company’s change of control guidelines.

“Accrued Benefit” means (a) payment of base salary through the termination date, (b) payment of any bonus for performance periods completed prior to the termination date, (c) any payments or benefits under the Company’s benefit plans that are vested, earned or accrued prior to the termination date (including, without limitation, earned but unused vacation); and (d) payment of unreimbursed business expenses incurred by Mr. Firuta.

“Cause” means the good faith determination by the Company (which determination shall be conclusive), after written notice from the Company to Mr. Firuta that one or more of the following events has occurred and stating with reasonable specificity the actions that constitute Cause and the specific reasonable cure (related to sections (a) and (h) below): (a) Mr. Firuta has willfully or repeatedly failed to perform his material duties and such failure has not been cured after a period of thirty (30) days’ notice; (b) any reckless or grossly negligent act by Mr. Firuta having the foreseeable effect of injuring the interest, business or reputation of the Company, or any of its parent, subsidiaries or affiliates in any material respect; (c) Mr. Firuta’s evidenced use of any illegal drug, or illegal narcotic, or excessive amounts of alcohol (as determined by the Company in its reasonable discretion) on Company property or at a function where Mr. Firuta is working on behalf of the Company; (d) the indictment on charges or conviction for (or the procedural equivalent or conviction for), or entering of a guilty plea or plea of no contest with respect to a felony; (e) the conviction for (or the procedural equivalent or conviction for), or entering of a guilty plea or plea of no contest with respect to a misdemeanor which, in the Company’s reasonable judgment, involves moral turpitude deceit, dishonesty or fraud, except that, in the event that Mr. Firuta is indicted on charges for a misdemeanor set forth above, the Board may elect, in its sole discretion, to place Mr. Firuta on administrative garden leave with continuation of full compensation and benefits under this Agreement during the pendency of the proceedings; (f) conduct by or at the direction of Mr. Firuta constituting misappropriation or embezzlement of the property of the Company, or any of its parents or affiliates (other than the occasional, customary and de minimis use of Company property for personal purposes); (g) a breach by Mr. Firuta of a fiduciary duty owing to the Company, including the misappropriation of (or attempted misappropriation of) a corporate opportunity or undisclosed self-dealing; (h) a material breach by Mr. Firuta of any material provision of this Agreement, any of the Company’s written employment policies or Mr. Firuta’s fiduciary duties to the Company, which breach, if curable, remains uncured for a period of thirty (30) days after receipt by Executive of written notice of such breach from the Company, which notice shall contain a reasonably specific description of such breach and the specific reasonable cure requested by the Board; and (i) any breach of Mr. Firuta’s separate obligations to the Company with respect to confidentiality, developments and other restrictive covenants.

“Change of Control” means the date on which any of the following occur: (a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing forty (40) percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or (b) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or (c) the consummation of (1) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the Company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), or (2) any sale or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.

“Change of Control Termination” means (i) any termination by the Company of Mr. Firuta’s employment other than for Cause that occurs within 12 months after the Change of Control; or (ii) any resignation by Mr. Firuta for Good Reason that occurs within 12 months after the Change of Control.

“Disability” means an incapacity by accident, illness or other circumstances which renders Mr. Firuta mentally or physically incapable of performing the duties and services required of him under the Firuta Employment Agreement on a full-time basis for a period of at least 120 days.

“Good Reason” means that Mr. Firuta has complied with the Good Reason Process (hereinafter defined) following the occurrence of any of the following events taken by the Company without Mr. Firuta’s prior written consent: (a) a material diminution in Mr. Firuta’s responsibilities, authority or duties; (b) a material reduction in Mr. Firuta’s base salary, except for across-the-board salary reductions similarly affecting all or substantially all other senior management employees of the Company and which does not adversely affect Mr. Firuta to a greater extent than other similarly situated employees and that such reduction may not exceed 20%; (c) a material change in the geographic location at which Mr. Firuta provides services to the Company (i.e., outside a radius of fifty (50) miles from Dublin, Pennsylvania or Lexington, Massachusetts); or (d) the material breach of the Firuta Employment Agreement by the Company (each a “Good Reason Condition”).

“Good Reason Process” means that (a) Mr. Firuta reasonably determines in good faith that a Good Reason Condition has occurred; (b) Mr. Firuta notifies the Company in writing of the first occurrence of the Good Reason

Condition within sixty (60) days of the first occurrence of such condition; (c) Mr. Firuta cooperates in good faith with the Company’s efforts, for a period not less than thirty (30) days following such notice (the “Cure Period”), to remedy the Good Reason Condition; (d) notwithstanding such efforts, the Good Reason Condition continues to exist; and (e) Mr. Firuta terminates the his employment within sixty (60) days after the end of the Cure Period. If the Company cures the Good Reason Condition during the Cure Period, Good Reason shall be deemed not to have occurred.

Jonathan Garen

The Garen Employment Agreement requires us to provide compensation and/or other benefits to Mr. Garen during his employment and in the event of that executive’s termination of employment under certain circumstances and in the event of termination as a result of a change in control. Those arrangements are described in greater detail below. All severance payments and benefits described below (except for Accrued Benefits (defined below)) are conditioned upon the execution and delivery to the Company of a General Release of Claims.

Pursuant to the terms of the Garen Employment Agreement, if the Company terminates Mr. Garen’s employment other than due to the death or Disability (defined below) of Mr. Garen, or without Cause (defined below) or if Mr. Garen resigns for Good Reason (defined below) or upon a Change of Control Termination (defined below), then Mr. Garen is entitled to Accrued Benefits (as defined below) and twelve months of base salary. In the event of a Change of Control Termination, to avoid duplication of severance payments, any amount paid per the above will be offset by severance amounts paid pursuant to the Company’s change of control guidelines.

“Accrued Benefit” means (a) payment of base salary through the termination date, (b) payment of any bonus for performance periods completed prior to the termination date, (c) any payments or benefits under the Company’s benefit plans that are vested, earned or accrued prior to the termination date (including, without limitation, earned but unused vacation); and (d) payment of unreimbursed business expenses incurred by Mr. Garen.

“Cause” means the good faith determination by the Company (which determination shall be conclusive), after written notice from the Company to Mr. Garen that one or more of the following events has occurred and stating with reasonable specificity the actions that constitute Cause and the specific reasonable cure (related to sections (a) and (h) below): (a) Mr. Garen has willfully or repeatedly failed to perform his material duties and such failure has not been cured after a period of thirty (30) days’ notice; (b) any reckless or grossly negligent act by Mr. Garen having the foreseeable effect of injuring the interest, business or reputation of the Company, or any of its parent, subsidiaries or affiliates in any material respect; (c) Mr. Garen’s evidenced use of any illegal drug, or illegal narcotic, or excessive amounts of alcohol (as determined by the Company in its reasonable discretion) on Company property or at a function where Mr. Garen is working on behalf of the Company; (d) the indictment on charges or conviction for (or the procedural equivalent or conviction for), or entering of a guilty plea or plea of no contest with respect to a felony; (e) the conviction for (or the procedural equivalent or conviction for), or entering of a guilty plea or plea of no contest with respect to a misdemeanor which, in the Company’s reasonable judgment, involves moral turpitude deceit, dishonesty or fraud, except that, in the event that Mr. Garen is indicted on charges for a misdemeanor set forth above, the Board may elect, in its sole discretion, to place Mr. Garen on administrative garden leave with continuation of full compensation and benefits under this Agreement during the pendency of the proceedings; (f) conduct by or at the direction of Mr. Garen constituting misappropriation or embezzlement of the property of the Company, or any of its parents or affiliates (other than the occasional, customary and de minimis use of Company property for personal purposes); (g) a material breach by Mr. Garen of a fiduciary duty owing to the Company, including the misappropriation of (or attempted misappropriation of) a corporate opportunity or undisclosed self-dealing; (h) a material breach by Mr. Garen of any material provision of this Agreement, any of the Company’s written employment policies or Mr. Garen’s fiduciary duties to the Company, which breach, if curable, remains uncured for a period of thirty (30) days after receipt by Executive of written notice of such breach from the Company, which notice shall contain a reasonably specific description of such breach and the specific reasonable cure requested by the Board; and (i) any breach of Mr. Garen’s separate obligations to the Company with respect to confidentiality, developments and other restrictive covenants.

“Change of Control” means the date on which any of the following occur: (a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing forty (40) percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or (b) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or (c) the consummation of (1) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the Company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), or (2) any sale or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.

“Change of Control Termination” means (i) any termination by the Company of Mr. Garen’s employment other than for Cause that occurs within 12 months after the Change of Control; or (ii) any resignation by Mr. Garen for Good Reason that occurs within 12 months after the Change of Control.

“Disability” means an incapacity by accident, illness or other circumstances which renders Mr. Garen mentally or physically incapable of performing the duties and services required of him under the Garen Employment Agreement on a full-time basis for a period of at least 120 days.

“Good Reason” means that Mr. Garen has complied with the Good Reason Process (hereinafter defined) following the occurrence of any of the following events taken by the Company without Mr. Garen’s prior written consent: (a) a material diminution in Mr. Garen’s responsibilities, authority or duties; (b) a material reduction in Mr. Garen’s base salary, except for across-the-board salary reductions similarly affecting all or substantially all other senior management employees of the Company and which does not adversely affect Mr. Garen to a greater extent than other similarly situated employees and that such reduction may not exceed 20%; (c) a material change in the geographic location at which Mr. Garen provides services to the Company (i.e., outside a radius of fifty (50) miles from Lexington, Massachusetts); or (d) the material breach of the Garen Employment Agreement by the Company (each a “Good Reason Condition”).

“Good Reason Process” means that (a) Mr. Garen reasonably determines in good faith that a Good Reason Condition has occurred; (b) Mr. Garen notifies the Company in writing of the first occurrence of the Good Reason Condition within sixty (60) days of the first occurrence of such condition; (c) Mr. Garen cooperates in good faith with the Company’s efforts, for a period not less than thirty (30) days following such notice (the “Cure Period”), to remedy the Good Reason Condition; (d) notwithstanding such efforts, the Good Reason Condition continues to exist; and (e) Mr. Garen terminates the his employment within sixty (60) days after the end of the Cure Period. If the Company cures the Good Reason Condition during the Cure Period, Good Reason shall be deemed not to have occurred.

DIRECTOR COMPENSATION

Overview of Director Compensation Program

Current Director Compensation Arrangements

Our Remuneration Policy provides guidelines for the compensation of non-executive directors. Our non-executive directors are compensated for their services on our Board as follows:

•                  Each non-executive director receives an annual retainer of $35,000, pro-rated for service over the course of the year.

•                  The chairman of the board receives an additional annual retainer of $70,000.

•                  Each non-executive director who services as member of a committee of our Board receives additional compensation as follows:

•                  Compensation Committee:  an annual retainer of $5,000; chair an annual retainer of $10,000.

•                  Nominating and Corporate Governance Committee:  an annual retainer of $5,000; chair an annual retainer of $10,000.

•                  Audit Committee: an annual retainer of $7,500; chair an annual retainer of $15,000.

•                  Each non-executive director receives of an annual equity grant consisting of one-half options and one-half RSUs with a one-year vesting period for each. The size of the annual equity grant is determined by reference to our peer group companies.

Each annual retainer for Board and committee service is payable semi-annually.

Each member of our Board is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee of the Board on which she or he serves.

DIRECTOR COMPENSATION TABLE

The following table summarizes the annual compensation paid to those persons who served as our directors during the fiscal year ended December 31, 2017.

Name	Fees Earned ($)	Option Awards ($)	Restricted Stock Unit Awards ($)	Total ($)
Philip Astley-Sparke	72,219	75,281	127,318	274,818
Jack Kaye	52,959	39,389	54,803	147,151
Will Lewis (1)	40,486	9,785	2,764	53,035
David Schaffer	—	30,069	57,567	87,636
Paula Soteropoulos	43,240	28,881	57,567	129,688
Madhavan Balachandran (2)	11,836	3,583	—	15,419
Jeremy Springhorn (3)	15,534	3,583	—	19,117
Dr. Sander van Deventer (4)	35,205	36,626	57,566	129,397

(1) Will Lewis ceased to be one of our directors at our extraordinary general meeting on September 14, 2017.

(2) Madhavan Balachandran was appointed to be one of our directors at our extraordinary general meeting on September 14, 2017.

(3) Jeremy Springhorn was appointed to be one of our directors at our extraordinary general meeting on September 14, 2017.

(4) Dr. Sander van Deventer ceased to be one of our directors at our extraordinary general meeting on September 14, 2017.

Mr. Kapusta’s compensation is disclosed above in the section titled “Management Compensation.”

GENERAL MATTERS

Availability of Certain Documents

A copy of our 2017 Annual Report on Form 10-K has been posted on our website along with this Proxy Statement at http://www.uniqure.com/investors-newsroom/shareholder-stock-info.php.  A copy of our Dutch statutory annual accounts is available on our website at www.uniqure.com or may be obtained by written request.

The original 2017 Report of the Board of Directors, including the 2017 annual accounts, the statement of the external auditors of the Company and the other information as required by Dutch law are available for inspection at the principal executive offices of the Company at the address below as of the date of the notice convening the 2018 Annual Meeting.

Please send a written request to investor relations at the Company’s principal executive offices below:

uniQure N.V.

Paasheuvelweg 25a

1105BP Amsterdam

The Netherlands

Attention: Investor Relations

Email: investors@uniQure.com

or to the Company’s administrative offices:

UniQure, Inc.

113 Hartwell Avenue

Lexington, MA 02421

United States

Attention: Investor Relations

Shareholder Communications

The Company has a process for Shareholders who wish to communicate with the Board.  Shareholders who wish to communicate with the Board may write to the Board at the address of the Company’s principal executive office given above. These communications will be received by Investor Relations, and will be presented to the Board in the discretion of investor relations. Certain items that are unrelated to the Board’s duties and responsibilities may be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. Any communication determined in good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable will not be forwarded to the Board.

Proposals for the 2019 Annual General Meeting of Shareholders

If any shareholder wishes to propose a matter for consideration at our 2019 annual general meeting of shareholders, the proposal should be delivered to investor relations at the address above.

To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our proxy statement and form of proxy for our 2019 annual general meeting of shareholders, a proposal must be received by investor relations on or before January 1, 2019, unless the date of the 2018 annual general meeting is changed by more than 30 days from the date of the 2018 Annual Meeting, and must satisfy the proxy rules promulgated by the SEC.

Any other shareholder proposals and nominations to be presented at our 2019 annual general meeting of shareholders, must be received by the Company no later than 60 days before the date of the annual general meeting and must otherwise be given pursuant to the requirements of Dutch law.

Proposals and nominations that are not received by the dates specified above will be considered untimely. In addition, proposals must comply with the laws of the Netherlands, our Articles of Association and the rules and regulations of the SEC.

Other Matters

At the date of the Proxy Statement, management is not aware of any matters to be presented for action at the 2018 Annual Meeting other than those described above.  However, if any other matters should properly come before the 2018 Annual Meeting, it is the intention of the persons named in the accompanying Proxy Card to vote such Proxy Card in accordance with their judgment on such matters.

April 30, 2018	By Order of the Board of Directors,

/s/ Matthew Kapusta
Matthew Kapusta, Chief Executive Officer, interim Chief Financial Officer and Executive Director

Appendix A

uniQure N.V.

2014 Share Incentive Plan

(Amended and Restated effective as of June 13, 2018)

1.                                      Purpose

The purpose of this 2014 Share Incentive Plan, as herein amended and restated (the “Plan”) of uniQure N.V., a public limited company incorporated under the laws of the Netherlands (the “Company”), is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the U.S. Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”). The Plan was initially effective as of January 9, 2014 and was amended and restated effective as of June 10, 2015 and June 15, 2016. This amended and restated Plan will be effective as of June 13, 2018, subject to the approval of the Company’s shareholders (the “Amendment Effective Date”).

Changes made pursuant to this amendment and restatement shall only apply to Awards granted on or after the Amendment Effective Date. Awards granted prior to the Amendment Effective Date shall continue to be governed by the applicable Award agreements and the terms of the Plan, without giving effect to changes made pursuant to this amendment and restatement, and the Board shall administer such Awards in accordance with the Plan, without giving effect to changes made pursuant to this amendment and restatement.

2.                                      Eligibility

All of the Company’s employees, executive directors and non-executive directors, as well as consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan. Eligibility to participate in the Plan shall be determined at the sole discretion of the Board. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Shares (as defined in Section 7), Restricted Share Units (as defined in Section 7) and Other Share-Based Awards (as defined in Section 8).

3.                                      Administration and Delegation

(a)                                 Administration by the Board. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)                                 Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.                                      Shares Available for Awards

(a)                                 Number of Shares; Share Counting.

(1)                                 Authorized Number of Shares. Subject to adjustment under Section 9, the aggregate number of ordinary shares (€0.05 par value per share) of the Company (the “Ordinary Shares”) that may be issued on or after the Amendment Effective Date with respect to Awards granted under the Plan shall not exceed 8,601,471.

(2)                                 Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan:

(A)                               the gross number of Ordinary Shares covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants a SAR in tandem with an Option for the same number of Ordinary Shares and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B)                               if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of Ordinary Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Ordinary Shares not being issued (including as a result of a SAR that was settleable either in cash or in shares actually being settled in cash), the unused Ordinary Shares covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Share Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of a SAR, the number of shares counted against the shares available under the Plan shall be the gross number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

(C)                               Ordinary Shares delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase Ordinary Shares upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Options and SARs (including shares retained from the Option or SAR creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards.

(b)                                 Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other share or share-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5.                                      Share Options

(a)                                 General. The Board may grant options to purchase Ordinary Shares (each, an “Option”) and determine the number of Ordinary Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable securities laws, as it considers necessary or advisable.

(b)                                 Incentive Share Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Share Option”) shall only be granted to employees of uniQure N.V., any of uniQure N.V.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Share Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Share Option shall be designated a “Share Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Share Option is not an Incentive Share Option or if the Company converts an Incentive Share Option to a Share Option. Awards with respect to a maximum of 200,000 Ordinary Shares may be granted in the form of Incentive Share Options under the Plan.

(c)                                  Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement which shall be not less than 100% of the Fair Market Value per Ordinary Share on the date the Option is granted; provided, however, that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. For purposes of the Plan, unless otherwise required by applicable law, the Fair Market Value per Ordinary Share as of any date shall be (A) if the Ordinary Shares are readily tradeable on a national securities exchange or other market system, either (I) or (II), as determined by the Board on or prior to the date of grant, where (I) is the average of the closing sales prices of the Ordinary Shares during regular trading hours for the ten trading days following the date of grant and (II) is the closing sales price of the Ordinary Shares during regular trading hours on the date of grant, or (B) if the Ordinary Shares are not readily tradeable on a national securities exchange or other market system, the amount determined in good faith by (or in a manner approved by) the Board (“Fair Market Value”). Notwithstanding the foregoing (x) for purposes of any Option intended to be an Incentive Share Option, Fair Market Value shall be determined in accordance with the applicable provisions of Section 422 of the Code and the corresponding regulations, (y) for purposes of any Share Option granted to a Participant who is subject to taxation in the United States, Fair Market Value shall be determined in accordance with the applicable provisions of Section 409A of the Code and the corresponding regulations and (z) in no event shall the exercise price of any Option be less than the nominal value per Ordinary Share.

(d)                                 Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)                                  Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Ordinary Shares subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)                                   Payment Upon Exercise. Ordinary Shares purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)                                 By wire transfer, in cash or by check, payable to the order of the Company;

(2)                                 except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)                                 to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of Ordinary Shares owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Ordinary Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Ordinary Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)                                 to the extent provided for in the applicable Share Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

(5)                                 to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6)                                 by any combination of the above permitted forms of payment.

6.                                      Share Appreciation Rights

(a)                                 General. The Board may grant Awards consisting of share appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Ordinary Shares or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of an Ordinary Share over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b)                                 Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(c)                                  Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)                                 Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

7.                                      Restricted Shares; Restricted Share Units

(a)                                 General. The Board may grant Awards entitling recipients to acquire Ordinary Shares (“Restricted Shares”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive Ordinary Shares or cash to be delivered at the time such Award vests (“Restricted Share Units”) (Restricted Shares and Restricted Share Units are each referred to herein as a “Restricted Share Award”).

(b)                                 Terms and Conditions for All Restricted Share Awards. The Board shall determine the terms and conditions of a Restricted Share Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)                                  Additional Provisions Relating to Restricted Shares.

(1)                                 Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash or shares) declared and paid by the Company with respect to shares of Restricted Shares (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of shares or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Share. For the avoidance of doubt, dividends declared and paid by the Company with respect to Restricted Shares that are subject to performance-based restrictions on transfer and forfeitability shall be paid if and to the extent that the restrictions on transfer and forfeitability with respect to the underlying Restricted Shares lapse, as determined by the Board.

(d)                                 Additional Provisions Relating to Restricted Share Units.

(1)                                 Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Share Unit, the Participant shall be entitled to receive from the Company the number of shares of Ordinary Shares set forth in the applicable Award agreement or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one of such number of Ordinary Shares. The Board may, in its discretion, provide that settlement of Restricted Share Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

(2)                                 Voting Rights. A Participant shall have no voting rights with respect to any Restricted Share Units.

(3)                                 Dividend Equivalents. The Award agreement for Restricted Share Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Ordinary Shares (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or Ordinary Shares and may be subject to the same restrictions as the Restricted Share Units with respect to which paid, in each case to the extent provided in the Award agreement. Notwithstanding the foregoing, Dividend Equivalents with respect to Restricted Share Units that are subject to performance-based restrictions shall only be paid if and to the extent that the restrictions with respect to the underlying Restricted Share Units lapse, as determined by the Board.

8.                                      Other Share-Based Awards

(a)                                 General. Other Awards of Ordinary Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Ordinary Shares or other property, may be granted hereunder to Participants (“Other Share-Based-Awards”). Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share-Based Awards may be paid in Ordinary Shares or cash, as the Board shall determine.

(b)                                 Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Share-Based Award, including any purchase price applicable thereto.

9.                                      Adjustments for Changes in Ordinary Shares and Certain Other Events

(a)                                 Changes in Capitalization. In the event of any share split, share consolidation, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Ordinary Shares other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Share Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Restricted Share Unit or Other Share-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing and subject to compliance with Section 409A of the Code, if applicable, in the event the Company effects a split of the Ordinary Shares by means of a share dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such share dividend shall be entitled to receive, on the distribution date, the share dividend with respect to the Ordinary Shares acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such share dividend.

(b)                                 Reorganization Events.

(1)                                 Definition. A “Reorganization Event” shall be deemed to have occurred upon any of the following events:

(A)                               any person or other entity (other than any of the Company’s subsidiaries or any employee benefit plan sponsored by the Company or any of its subsidiaries), including any person as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50% of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the “Voting Stock”);

(B)                               consummation of the sale of all or substantially all of the property or assets of the Company; or

(C)                               consummation of a consolidation or merger of the Company with another corporation (other than with any of the Company’s subsidiaries), which results in the stockholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 51% of the Voting Stock of the surviving entity.

Notwithstanding the foregoing, the Board may provide for a different definition of “Change in Control” in an Award agreement if it determines that such different definition is necessary or appropriate, including without limitation, to comply with the requirements of Section 409A of the Code.

(2)                                 Consequences of a Reorganization Event on Awards.

(A)                               In connection with a Reorganization Event where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Awards that are not exercised or paid at the time of the Reorganization Event shall be assumed by, or replaced with Awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Reorganization Event, references to the “Company” as they relate to employment matters shall include the successor employer, unless the Board provides otherwise.

(B)                               Unless the Award agreement provides otherwise, if a Participant’s employment or other service is terminated by the Company without cause (as determined by the Board) upon or within 12 months following a Reorganization Event, the Participant’s outstanding Awards shall become fully exercisable and any restrictions on such Awards shall lapse as of the date of such termination; provided that if the restrictions on any such Awards is based, in whole or in part, on performance, the applicable Award agreement shall specify how the portion of the Award that becomes vested pursuant to this Section 9(b)(2) shall be calculated.

(C)                               In connection with a Reorganization Event, if all outstanding Awards are not assumed by, or replaced with Awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards on such terms as the Board determines without the consent of any Participant (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) upon written notice to a Participant, provide that all of the Participant’s unexercised and/or unvested Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (ii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iii) in the event of a Reorganization Event under the terms of which holders of Ordinary Shares will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (I) the number of shares of Ordinary Shares subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (II) the excess, if any, of (x) the Acquisition Price over (y) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (iv) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (v) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Such surrender, termination or payment shall take place as of the date of the Reorganization Event or such other date as the Board may specify. Without limiting the foregoing, (1) if the per share Acquisition Price does not exceed the per share Option exercise price or SAR measurement price, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR and (2) upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Shares then outstanding shall automatically be deemed terminated or satisfied.

(D)                               Notwithstanding the foregoing in this Section 9(b)(2), in the case of outstanding Restricted Share Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Share Unit agreement provides that the Restricted Share Units shall be settled upon a “change in control event”

within the meaning of U.S. Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A) and the Restricted Share Units shall instead be settled in accordance with the terms of the applicable Restricted Share Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (ii), (iii) or (iv) of Section 9(b)(2)(C) if the Reorganization Event constitutes a “change in control event” as defined under U.S. Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Share Units pursuant to Section 9(b)(2)(A), then the unvested Restricted Share Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(E)                                For purposes of Section 9(b)(2)(A), an Award (other than Restricted Shares) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each Ordinary Share subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Ordinary Shares for each Ordinary Share held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Ordinary Shares); provided, however, that if the consideration received as a result of the Reorganization Event is not solely ordinary shares or common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of ordinary shares or common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding Ordinary Shares as a result of the Reorganization Event.

10.                               General Provisions Applicable to Awards

(a)                                 Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution applicable to such Participant or, other than in the case of an Incentive Share Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Ordinary Shares subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b)                                 Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)                                  Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)                                 Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(e)                                  Withholding. The Participant must satisfy all applicable Dutch, United States and other applicable national, federal, state, and local or other income, national insurance, social and employment tax withholding obligations before the Company will deliver or otherwise recognize ownership of Ordinary Shares under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Ordinary Shares, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where shares are being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for Dutch, United States and other applicable national, federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)                                   Amendment of Award. Subject to Section 11(c), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Share Option to a Share Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(g)                                  Conditions on Delivery of Ordinary Shares. The Company will not be obligated to deliver any Ordinary Shares pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)                                 Acceleration. Notwithstanding Section 10(i), the Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

(i)                                     Minimum Vesting. Awards granted under the Plan shall vest or become exercisable over a period that is not less than one year from the date of grant. Subject to any adjustments made in accordance with Section 9(a) above, up to 5% of the Ordinary Shares subject to the share reserve set forth in Section 4(a)(1) may be granted without regard to the minimum vesting requirement of this Section 10(i).

11.                               Miscellaneous

(a)                                 No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award. This Plan will not be considered a part of any employment agreement in force between the Participant and the Company and/or a group company. The grant of an Award does not qualify as an employment condition and shall not be included in the calculation of any severance payment or any other payments in connection with the Participant’s employment agreement or the termination thereof. The granting of an Award or the vesting thereof does not in any way affect the scope or level of the Participant’s pension rights, pension entitlements and/or of any other entitlements vis-a-vis the Company and/or a group company. The granting of an Award is at the sole discretion of the Board and does not entitle the Participant to any future Awards.

(b)                                 No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any Ordinary Shares to be distributed with respect to an Award until becoming the record holder of such shares.

(c)                                  No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Ordinary Shares, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Ordinary Shares or other securities, or similar transactions), the Company may not, without obtaining shareholder approval, (i) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or measurement price of such SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price or measurement price, as applicable, that is less than the exercise price or measurement price of the original Options or SARs or (iii) cancel outstanding Options or SARs with an exercise price or measurement price, as applicable, above the current stock price in exchange for cash or other securities.

(d)                                 Effective Date and Term of Plan. The Plan became effective on January 9, 2014, which is the date the Plan is approved by the Company’s shareholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(e)                                  Amendment of Plan. Subject to Section 11(c), the Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that no amendment that would require shareholder approval under the rules of the NASDAQ Stock Market may be made effective unless and until the Company’s shareholders approve such amendment. In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Share Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(e) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon shareholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if shareholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Ordinary Shares) prior to such shareholder approval.

(f)                                   Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(g)                                  Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(h)                                 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a supervisory director, managing director, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a supervisory director, managing director, employee or agent of the Company. The Company will indemnify and hold harmless each supervisory director, managing director, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(i)                                     Data Protection. The Participant hereby fully consents to the processing and transfer of all relevant data in the context of the administration of this Plan and the Award Agreement. The Participant shall keep the Company fully informed of any changes in the relevant data.

(j)                                    Share Trading, Recoupment and Other Policies. All Awards made under the Plan shall be subject to any applicable clawback and recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time, including, without limitation, the Company’s right to recover Awards, Ordinary Shares or any gains upon the sale of Ordinary Shares issued under the Plan in the event of a financial restatement due in whole or in part to fraud or misconduct by one or more of the Company’s executives or in the event a Participant violates any applicable restrictive covenants in favor of the Company to which the Participant is subject.

(k)                                 Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Netherlands, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the Netherlands. Any disputes arising out of or in connection with the Plan shall, to the extent permitted by law, be submitted exclusively to the competent court of Amsterdam, the Netherlands.

Appendix B

UNIQURE N.V.

EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the uniQure N.V. Employee Stock Purchase Plan, effective as of June 13, 2018, subject to approval by the Company’s shareholders (the “Plan”).

1.                                      Purpose. The purpose of the Plan is to provide Eligible Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Ordinary Shares of the Company, on the terms and conditions set forth herein. The Company believes that the Plan will assist the Company in attracting and retaining the services of employees and aligning the interests of participating employees with those of the Company and its shareholders. It is the intention of the Company that the Plan qualifies as an “Employee Stock Purchase Plan” under Section 423 of the Code for U.S. Participants. The provisions of the Plan shall, with respect to offerings to U.S. Participants, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

The Committee may authorize one or more offerings under the Plan that are not designed to comply with the requirements of Section 423 of the Code, but instead are designed to comply with the requirements of the foreign jurisdictions in which those offerings are conducted. Such offerings shall be separate from any offerings designed to comply with the requirements Section 423 of the Code but may be conducted concurrently with those offerings. In no event, however, shall the terms and conditions of any offering contravene the express limitations and restrictions of the Plan, and to the extent required by Section 423 of the Code, the Participants in each separate offering shall have equal rights and privileges under that offering in accordance with the requirements of Section 423(b)(5) of the Code and the applicable Treasury Regulations.

2.                                      Definitions.

(a)                                 “Benefit Access Website” shall refer to the online enrollment administration and account summary website provided by the third party vendor chosen by the Company.

(b)                                 “Board” shall mean the Board of Directors of the Company.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar nature. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

(d)                                 “Committee” shall mean the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.

(e)                                  “Company” shall mean uniQure, N.V. a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands.

(f)                                   “Compensation” shall mean (i) base salary or base wages and (ii) payments for commissions, overtime, incentive compensation and bonuses. Such Compensation shall be calculated before deduction of (A) any income or employment tax or other withholdings or (B) any contributions made by the Participant to any Section 401(k) of the Code salary deferral plan or any Section 125 of the Code cafeteria benefit program or any Section 132(f)(4) of the Code transportation fringe benefit program or any other plan or program now or hereafter established by the Company or any Subsidiary. However, Compensation shall not include any contributions made by the Company or any Subsidiary on the Participant’s behalf to any employee benefit or welfare plan or other plan or program now or hereafter established (other than Sections 401(k), 125 or 132(f)(4) of the Code contributions deducted from such Compensation). The Committee may make modifications to the definition of Compensation for one or more offerings as deemed appropriate.

(g)                                  “Continuous Status” shall mean the absence of any interruption or termination of service as an employee. Continuous Status as an employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or an absence by reason of uniformed military service, provided that, except as otherwise required by applicable law, such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(h)                                 “Contributions” shall mean all amounts credited to the account of a Participant pursuant to the Plan by payroll deduction, direct payment or otherwise.

(i)                                     “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board or the Committee from time to time as eligible to participate in the Plan.

(j)                                    “Eligible Employee” shall mean, unless otherwise mandated by local law, any person who is customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

(k)                                 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)                                     “Fair Market Value” shall mean the U.S. Dollar closing price at which the Ordinary Shares shall have been sold regular way on NASDAQ on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Ordinary Shares shall not be listed on NASDAQ, the fair market value as determined by the Committee on the basis of available prices for such Ordinary Shares or in such manner as may be authorized by applicable regulations under the Code.

(m)                             “Offering Date” shall mean the first day of each Offering Period of the Plan.

(n)                                 “Offering Period” shall mean a period of time defined by the Committee during which a Participant’s Contributions are accumulated for the purpose of purchasing shares of the Company’s Ordinary Shares. The maximum offering period under the Plan is 27 months.

(o)                                 “Ordinary Shares” shall mean the ordinary shares (€0.05 par value per share) of the Company.

(p)                                 “Participant” shall mean any Eligible Employee who elects to participate in the Plan.

(q)                                 “Plan” shall mean this uniQure N.V. Employee Stock Purchase Plan, as amended from time to time in accordance with its terms.

(r)                                    “Plan Coordinator” shall mean the individual designated by the Committee to handle administrative matters with respect to the Plan.

(s)                                   “Purchase Date” shall mean the last day of each Purchase Period of the Plan.

(t)                                    “Purchase Period” shall mean the period of time within an Offering Period in which Contributions are accumulated for the purpose of buying shares on the next scheduled Purchase Date in accordance with the terms and conditions of the Plan. Generally, the Purchase Period falls between the Offering Date and the Purchase Date or between Purchase Dates where there are multiple Purchase Dates within one Offering Period.

(u)                                 “Registration Statement” shall mean the Company’s registration statement(s) on Form S-8 under the Securities Act with respect to the shares of Ordinary Shares to be issued under the Plan.

(v)                                 “Reorganization Event” shall be deemed to have occurred upon any of the following events:

(i)  any person or other entity (other than any of the Company’s subsidiaries or any employee benefit plan sponsored by the Company or any of its subsidiaries), including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50% of the total combined voting power of all classes of capital shares of the Company normally entitled to vote for the election of directors of the Company (the “Voting Shares”);

(ii)  consummation of the sale of all or substantially all of the property or assets of the Company; or

(iii)  consummation of a consolidation or merger of the Company with another corporation (other than with any of the Company’s subsidiaries), which results in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 51% of the Voting Shares of the surviving entity.

(w)                               “Securities Act” shall mean the Securities Act of 1933, as amended.

(x)                                 “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.                                      Eligibility.

(a)                                 Generally. Any person who is an Eligible Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) of the Plan and the limitations imposed by Section 423(b) of the Code.

(b)                                 Limitations on Eligibility. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) if, immediately after grant, such Eligible Employee (or any other person whose shares would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any parent or Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds the maximum amount allowed under Section 423(b)(8) of the Code of Fair Market Value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.                                      Offering Periods and Purchase Periods.

(a)                                 Offering Periods. The Plan shall be implemented by a series of Offering Periods of such duration or durations as may be determined by the Committee, with new Offering Periods commencing on such date or dates as may be determined by the Committee. The initial Offering Period under the Plan shall not commence prior to the effective date of the Registration Statement. The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected. Unless the Committee determines otherwise before the beginning of the applicable Offering Period, Offering Periods shall commence at three-month intervals on each March 1, June 1, September 1 and December 1 (or the next U.S. business day, if such date is not a U.S. business day) over the term of the Plan, and each Offering Period shall last for three months, ending on February 28 (or February 29, if applicable), May 31, August 31 or November 30, as the case may be (or the next closest business day preceding such date, if such date is not a business day). Accordingly, unless the Committee determines otherwise, four separate Offering Periods shall commence in each calendar year during which the Plan remains in existence.

(b)                                 Purchase Periods. Each Offering Period shall consist of one or more consecutive Purchase Periods as determined by the Committee with the duration or durations determined by the Committee. The last day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. The initial Purchase Period under the Plan shall not commence prior to the effective date of the Registration Statement; and the initial Purchase Date under the Plan shall not take place unless, prior thereto, the Plan shall have been approved by the shareholders of the Company as required by Section 19(c) below. The Committee shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases if such change is announced at least five days prior to the scheduled beginning of the first Purchase Period to be affected. Unless the Committee determines otherwise before the beginning of the applicable Purchase Period, Purchase Periods shall run coincident with Offering Periods.

5.                                      Participation.

(a)                                 Enrollment. An Eligible Employee may become a Participant in the Plan by enrolling on the Benefit Access Website on or before the 15th day of the month preceding the Offering Date, unless a later time is set by the Committee for all Eligible Employees with respect to a given Offering Period (and in any event, not before the effective date of the Registration Statement with respect to the shares of the Company’s Ordinary Shares offered thereunder). The contribution election made on the Benefit Access Website shall set forth the amount to be paid as Contributions pursuant to the Plan, such amount to be paid derived from payroll deductions from the Participant’s Compensation or as otherwise provided in accordance with Section 6. Payroll deductions collected in a currency other than U.S. Dollars shall be converted into U.S. Dollars on the Purchase Date for the Purchase Period in which collected, with such conversion to be based on an exchange rate determined by the Committee in its sole discretion. Any changes or fluctuations in the exchange rate at which the payroll deductions collected on the Participant’s behalf are converted into U.S. Dollars on each Purchase Sate shall be borne solely by the Participant. The Committee shall establish a Contribution limitation not to exceed the maximum amount allowed under Section 423(b)(8) of the Code (and if no such limitation is established, it shall be deemed to be such maximum amount allowed under Section 423(b)(8) at the time an option is granted under the Plan).

(b)                                 Payroll Deductions. Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last day in the Purchase Period of the Offering Period to which the contribution election is applicable, unless sooner terminated by the Participant as provided in Section 10 of this Plan.

6.                                      Method of Payment of Contributions.

(a)                                 Funding Methods. A Participant may fund his or her Contributions to the Plan by any of the following methods, to the extent permitted by the Committee:

(i)                                     Payroll Deductions. Electing to have Compensation deducted from each of his or her biweekly (or other periodic) paychecks during the Offering Period, and all such payroll deductions made by a Participant shall be credited to his or her account under the Plan; or

(ii)                                  Other Methods. Utilizing such other funding method or methods as the Committee may from time to time approve, and as may be (A) permitted under applicable laws, regulations or stock exchange or trading system rules, and (B) consistent with the tax treatment of the Plan under the Code with respect to U.S. Participants.

(b)                                 Withdrawal; Change in Deductions. A Participant may discontinue his or her participation in the Plan through the Benefit Access Website, as provided in Section 10 of this Plan. Except to the extent required by applicable law or otherwise permitted by the Committee, a Participant may not change (increase or decrease) the rate of his or her Contributions during the Offering Period.

(c)                                  Tax Limitations on Contributions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant’s Contributions may be decreased to 0% of his or her payroll at such time during any Offering Period which is scheduled to end during the current calendar year if the aggregate of all Contributions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year will otherwise exceed the maximum amount allowed under Section 423(b)(8) of the Code. Contributions at the rate elected on the Benefit Access Website during such Offering Period shall recommence at the beginning of the subsequent Offering Period to the extent compliant with Section 423 of the Code, if applicable, unless terminated or changed by the Participant as provided in Section 10 hereof.

7.                                      Grant of Option

(a)                                 Option Price. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the applicable Purchase Date a number of the Company’s Ordinary Shares determined by dividing such Eligible

Employee’s Contributions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date by the lesser of (i) eighty-five percent (85%) of the Fair Market Value of an Ordinary Share on the Offering Date, or (ii) eighty-five percent (85%) of the Fair Market Value of an Ordinary Share on the Purchase Date; provided however, that the purchase shall be subject to limitations set forth in Sections 3(b), 7(b) and 13. The Fair Market Value of an Ordinary Share shall be determined as provided in Section 2(1) of this Plan.

(b)                                 Share Limit. In addition to other limits set forth in the Plan, the maximum number of shares that may be purchased by an Eligible Employee during an Offering Period is 1,750 shares, or such other number of shares as the Committee determines before the beginning of the applicable Offering Period.

8.                                      Exercise of Option. Unless a Participant withdraws or is deemed to have withdrawn from the Plan as provided in Sections 10 or 11 hereof, his or her option for the purchase of shares will be exercised automatically on each Purchase Date within an Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Purchase Date. During his or her lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

9.                                      Delivery. As promptly as practicable after each Purchase Date within each Offering Period, the Company shall arrange the delivery to each Participant’s brokerage account established by the Company at a Company-designated brokerage firm of a certificate or book-entry deposit representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a Participant’s account under the Plan after a purchase by him or her of shares at the termination of each Purchase Period, or which is insufficient to purchase a full Ordinary Share of the Company, shall be carried over to the next Purchase Period if the Eligible Employee continues to participate in the Plan, or if the Eligible Employee does not continue to participate, shall be returned to the Participant (in the currency in which collected).

10.                               Voluntary Withdrawal; Termination or Change of Employment Status; Reorganization Event.

(a)                                 Withdrawal. A Participant may withdraw all but not less than all of the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving notice to the Company via the Benefit Access Website in such form as the Plan Coordinator shall reasonably require. All of the Participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of notice of his or her withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares may be made during the Offering Period. The Participant’s withdrawal from a particular Offering Period shall be irrevocable, and the Participant may not subsequently rejoin that Offering Period at a later date. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan on or before the Offering Date of that Offering Period in accordance with Section 5(a) above.

(b)                                 Termination of Employment; Change in Status. Upon termination of a Participant’s Continuous Status as an Eligible Employee prior to the Purchase Date within an Offering Period for any reason, including without limitation voluntary or involuntary termination of employment, retirement or death, the Contributions credited to such Participant’s account will be returned (in the currency in which collected) to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and his or her option will be automatically terminated.

(c)                                  Subsequent Offerings. A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

(d)                                 Reorganization Event. Unless the Committee determines otherwise prior to the effective date of any Reorganization Event, in the event of a Reorganization Event during an Offering Period, no option will be exercised for such Offering Period, Contributions will cease and all Contributions accrued during an Offering Period up until the date immediately prior to the date of the Change of Control shall be refunded to Participants (in the currency in which collected).

11.                               Automatic Withdrawal and Reset. To the extent permitted by applicable laws, regulations or stock exchange or trading system rules, if the Fair Market Value of the shares on the first Purchase Date of any Offering Period which contains more than one Purchase Date is less than the Fair Market Value of the shares on the Offering Date for such Offering Period, then every Participant shall automatically (i) be deemed to have withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of shares for such Purchase Period, and (ii) be deemed to have enrolled in a new Offering Period commencing on the first business day subsequent to such Purchase Period.

12.                               Interest. No interest shall accrue on the Contributions of a Participant in the Plan, whether utilized to purchase shares or repaid to the Participant.

13.                               Company Ordinary Shares.

(a)                                 Shares Subject to the Plan. The maximum number of shares of the Company’s Ordinary Shares which shall be made available for sale under the Plan shall be 150,000 Ordinary Shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Eligible Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary. The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted.

(b)                                 No Rights as a Shareholder. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c)                                  Issuance and Delivery. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse and delivered or credited in book-entry form to the Participant’s brokerage account.

14.                               Administration. The Committee by delegated authority from the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive. The Committee may appoint and remove the Plan Coordinator in its discretion, and may delegate such administrative or ministerial duties to him or her as it shall determine. The Board may take all actions that the Committee may take hereunder, at the Board’s discretion.

15.                               Brokerage Account; Restrictions on Sale.

(a)                                 Brokerage Account Transfer Restrictions.

(i)                                     Unless the shares are sold, the Committee may provide that the Ordinary Shares acquired under the Plan may not be transferred (either electronically or in certificate form) from the Participant’s brokerage account established by the Company at a Company-designated brokerage firm until the end of the later of the following two periods: (x) the end of the two-year period measured from the applicable Offering Date and (y) the end of the one-year period measured from the actual Purchase Date of those shares.

(ii)                                  Unless the shares are sold, the foregoing procedures in Section 15(a)(i) shall apply both to transfers to different accounts with the Company-designated broker holding the Participant’s brokerage account and to transfers to other brokerage firms. Any shares held in the Participant’s brokerage account following the expiration of the holding period described above in Section 15(a)(i) may thereafter be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.

(iii)                               The foregoing procedures in this Section 15(a) shall not in any way limit when the Participant may sell his or her shares. Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the brokerage account. In addition, following the lapse of the restrictions under Section 15(a), the Participant may request a share certificate or share transfer from his or her account prior to the satisfaction of the specified two-year period under this Section 15(b) should the Participant wish to make a gift of any shares held in that account. However, shares may not be transferred (either electronically or in certificate form) from the account for use as collateral for a loan during the specified two-year under this Section 15(b).

(iv)                              The foregoing procedures shall apply to all shares purchased by each Participant, whether or not that Participant has ceased to have Continuous Status as an Eligible Employee.

(b)                                 Restrictions on Sale. Notwithstanding anything to the contrary in the Plan or any policy of the Company and provided it complies with applicable law, the Committee may require that Ordinary Shares acquired under the Plan may not be sold or otherwise be disposed of for a period of 12 months following the Purchase Date on which those shares were purchased. If such restriction is imposed, Ordinary Shares acquired under the Plan must be held in the Participant’s brokerage account established by the Company at a Company-designated brokerage firm during such restriction period and may be subject to further transfer restrictions as set forth in Section 15(a). The foregoing restriction shall not apply in the event of Participant’s death to the transfer of shares to the Participant’s estate or to the subsequent sale of the shares by the estate.

16.                               Use of Funds. All Contributions received or held by the Company under the Plan are general assets of the Company, free of any trust or other restriction, and may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions. All references in this Plan to Participants’ Plan “accounts” shall be deemed to mean the hypothetical, unfunded bookkeeping accounts maintained on the Company’s records for the administration of the Plan.

17.                               Reports. Each Participant in the Plan will be entitled to a statement of account promptly following the Purchase Date. Such statements will set forth the amount of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.                               Adjustments Upon Changes in Capitalization.

(a)                                 Adjustment. Subject to any required action by the shareholders of the Company, the number of Ordinary Shares covered by each option under the Plan which has not yet been exercised and the number of Ordinary Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per Ordinary Share covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Ordinary Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Ordinary Shares, or any other increase or decrease in the number of Ordinary Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Ordinary Shares subject to an option.

(b)                                 Reserves. The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Ordinary Shares covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Ordinary Shares, and in the event of the Company being consolidated with or merged into any other corporation.

19.                               Amendment or Termination.

(a)                                 Power to Amend or Terminate. The Board may at any time terminate or amend the Plan. Except as provided in Section 18 hereof or as otherwise required by law, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any Participant. In addition, to the extent necessary to comply with Section 423 of the Code, the Company shall obtain shareholder approval of any amendment in such a manner and to such a degree as so required. In accordance with Section

423 of the Code, no amendment may increase the number of shares reserved for purposes of the Plan (except as otherwise provided under Section 18) and no amendment shall change the designation of corporations whose employees may be offered options under the Plan, without the approval of the shareholders of the Company.

(b)                                 Plan Administration. Without shareholder approval and without regard to whether any Participant rights may be considered to have been adversely affected, the Committee shall be entitled, without limitation, to establish the exchange ratio applicable to amounts withheld in a currency other than U.S. Dollars, to permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, to establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Ordinary Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and to establish such other limitations or procedures as the Committee determines in its sole discretion as advisable and which are consistent with the Plan.

(c)                                  Shareholder Approval. If the requisite shareholder approval of the Plan is not received at the Company’s 2018 Annual General Meeting of Shareholders, or at any adjournment or postponement thereof, the Plan will not become effective.

20.                               Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. All notices or other communications to a Participant under or in connection with the Plan shall be deemed effective if sent or given to the Participant at his or her home or business address on the records of the Company, including if sent by electronic transmission.

21.                               Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply to the reasonable satisfaction of the Company with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or trading system upon which the shares may then be listed or quoted. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.                               Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 or any successor rule. The Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 or any successor rule to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

23.                               ERISA Status of Plan. The Plan is not intended and shall not be construed to constitute an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

24.                               Miscellaneous Provisions.

(a)                                 No Rights to Participate. Neither the Plan nor any action taken hereunder, including the grant of an option, will be construed as giving any Eligible Employee the right to be retained in the employ of the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any Eligible Employee’s employment at any time, subject to applicable law and the terms of any applicable employment agreement.

(b)                                 Limits on Encumbering Rights. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

(c)                                  Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval will be construed as creating any limitations on the power of the Board or the Committee to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(d)                                 Withholding Taxes. The Company’s obligation to deliver shares upon exercise of an option under the Plan shall be subject to the satisfaction of all income, employment and payroll taxes, social insurance contributions, payment on account obligations or other payments required to be collected, withheld or account for in connection with the option.

(e)                                  Governing Law. Except to the extent preempted by any applicable federal law, the Plan and the options granted hereunder shall be construed and administered in accordance with the laws of the Netherlands, without reference to the principles of conflicts of laws thereunder.

(f)                                   Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, and the Plan shall be construed or enforced as though the illegal or invalid provision had not been included.

(g)                                  Headings. The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content to the section shall control.

25.                               Effective Date; Term of Plan. Subject to the requisite shareholder approval pursuant to Section 19(c) hereof, the Plan shall become effective on June 13, 2018. The Plan shall continue in effect through June 12, 2028, unless sooner terminated under Sections 13 or 19 hereof.

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MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 uniQure N.V. 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 13, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/QURE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Management Board recommends a vote FOR Proposals 1 – 9. For Against Abstain ForAgainst Abstain + 1. Resolution to adopt the 2017 annual accounts and treatment of the results. 5. Resolution to designate the Board as the competent body to issue ordinary shares and options and to exclude preemptive rights under the 2014 Restated Plan. 6. Approval of the employee share purchase plan. 2. Resolution to discharge liability of the members of the Board for their management. 3a. Appointment of Philip Astley-Sparke as non-executive director. 7. Resolution to redesignate the Board as the competent body to issue ordinary shares and options and to limit or exclude pre-emptive rights. 3b. Appointment of Robert Gut as non-executive director. 8. Authorization of the Board to repurchase ordinary shares. 3c. Appointment of David Meek as non-executive director. 9. Resolution to reappoint PricewaterhouseCoopers Accountants N.V. as auditor of the Company for the 2018 financial year ending at the close of the Annual General Meeting. 4. Amendment to the 2014 Restated Plan. MMIFMVOTINMG BYMAIL,MYOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND + MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1 U P X3 7 7 3 0 8 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 02U4FC MMMMMMMMM A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — uniQure N.V. + 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS Proxy and Power of Attorney of Shareholders The undersigned shareholder of uniQure N.V. (the “Company”) hereby constitutes and appoints each of Philip Astley-Sparke, Matthew Kapusta and David Cerveny as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual General Meeting of Shareholders of the Company to be held at Paasheuvelweg 25a, 1105 BP Amsterdam, the Netherlands, at 9:30 a.m. CEST on Wednesday, 13 June 2018 and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. (Items to be voted appear on reverse side.) Non-Voting Items Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C B